              As filed with Securities and Exchange Commission on
                                April 27, 2000

                                                      Registration No. 333-21767
       ________________________________________________________________
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ____________________________
                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 3
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                         _____________________________
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                             MARIE C. SWIFT, ESQ.
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                             STEPHEN E. ROTH, ESQ.
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                          ___________________________

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securites Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                             Cross-Reference Sheet


Form N-8B-2
Item No.       Caption in Prospectus
-----------    ---------------------

1              Cover Page
2              Cover Page
3              Inapplicable
4              NELICO's Distribution Agreement
5              NELICO and MetLife
6              The Variable Account
9              Inapplicable
10(a)          Other Policy Features
10(b)          Policy Values and Benefits
10(c),(d),(e)  Death Benefit; Cash Value; Tabular Cash Value; Exchange of Policy
               During First 24 Months; Default and Lapse Options; Surrender;
               Partial Surrender and Partial Withdrawal; Right to Return the
               Policy; Loan Provision; Transfer Option; Premiums
10(f),(g),(h)  Voting Rights; Rights Reserved by NELICO
10(i)          Limits to NELICO's Right to Challenge the Policy; Payment of
               Proceeds; Investment Options
11             The Variable Account
12             Investments of the Variable Account; NELICO's Distribution
               Agreement
13             Charges and Expenses; NELICO's Distribution Agreement; Charge for
               NELICO's Income Taxes; Appendix A
14             Amount Provided for Investment Under the Policy; NELICO's
               Distribution Agreement
15             Premiums
16             Investments of the Variable Account
17             Captions referenced under Items 10(c), (d), (e) and (i) above
18             The Variable Account; Net Investment Experience
19             Reports; NELICO's Distribution Agreement
20             Captions referenced under Items 6 and 10(g) above
21             Loan Provision
22             Inapplicable
23             NELICO's Distribution Agreement
24             Limits to NELICO's Right to Challenge the Policy
25             NELICO and MetLife
26             NELICO's Distribution Agreement
27             NELICO and MetLife

Form N-8B-2
Item No.       Caption in Prospectus
-------------  ---------------------

28             Management
29             NELICO and MetLife
30             Inapplicable
31             Inapplicable
32             Inapplicable
33             Inapplicable
34             NELICO's Distribution Agreement
35             NELICO and MetLife
36             Inapplicable
37             Inapplicable
38             NELICO's Distribution Agreement
39             NELICO's Distribution Agreement
40             NELICO's Distribution Agreement
41(a)          NELICO's Distribution Agreement
42             Inapplicable
43             Inapplicable
44(a)          Investments of the Variable Account; Amount Provided for
               Investment Under the Policy; Deductions from Premiums and
               Unscheduled Payments; Scheduled Premiums
44(b)          Charges and Expenses
44(c)          Scheduled Premiums; Deductions from Premiums and Unscheduled
               Payments
45             Inapplicable
46             Investments of the Variable Account; Captions referenced under
               Items 10(c), (d) and (e) above
47             Inapplicable
48             Inapplicable
49             Inapplicable
50             Inapplicable
51             Cover Page; Death Benefit; Default and Lapse Options; Charges and
               Expenses; Additional Benefits by Rider; Exchange of Policy During
               First 24 Months; Payment Options; Policy Owner and Beneficiary;
               Premiums; NELICO's Distribution Agreement; Acceleration of Death
               Benefits Rider; Subsititution of Insured Person
52             Rights Reserved by NELICO
53             Tax Considerations
54             Inapplicable
55             Inapplicable
59             Financial Statements

                          ZENITH VARIABLE WHOLE LIFE

                         Supplement dated May 1, 2000
                        to Prospectus dated May 1, 2000

For Policies purchased through payroll deductions:

     If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you.

     1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

     2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

     3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. We will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

     4. Default and Lapse. If we do not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deduction, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from us, you will need to send payment directly to us in order to reinstate your Policy.

     5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these types of transactions.

THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

                          ZENITH VARIABLE WHOLE LIFE

                   Variable Ordinary Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual variable ordinary life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as you pay required scheduled premiums and there is no "excess Policy loan." (See "Loan Provision.") You must pay scheduled premium payments until the insured reaches age 100. Under some circumstances you may skip a scheduled premium payment. You may also make additional payments.

  You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net scheduled premiums and net unscheduled payments among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

  NEW ENGLAND ZENITH FUND
                                       MFS Investors Series

  Back Bay Advisors Bond Income Series MFS Research Managers Series

  Back Bay Advisors Managed Series
  Back Bay Advisors Money Market SeriesMETROPOLITAN SERIES FUND, INC.

  Capital Growth Series                Putnam Large Cap Growth Portfolio*

  Westpeak Growth and Income Series
                                       Janus Mid Cap Portfolio*
  Westpeak Stock Index Series
                                       Russell 2000(R) Index Portfolio*

  Balanced Series                      VARIABLE INSURANCE PRODUCTS FUND
  Loomis Sayles Small Cap Series       ("VIP")
                                       Overseas Portfolio
  Alger Equity Growth Series           Equity-Income Portfolio
  Davis Venture Value Series           High Income Portfolio

  Harris Oakmark Mid Cap Value Series
                                       VARIABLE INSURANCE PRODUCTS FUND II
                                       ("VIP II")

  Morgan Stanley International Magnum Equity Series
                                       Asset Manager Portfolio

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

  You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage.
---------
* Availability is subject to any necessary state insurance department approvals.

  DURING THE FOURTH QUARTER OF 2000, WE ANTICIPATE REPLACING THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES WITH THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC., SUBJECT TO REGULATORY APPROVALS.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               MAY 1, 2000

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-5
 The Policies.............................................................  A-5
 Availability of the Policy...............................................  A-7
 Policy Charges...........................................................  A-7
 How the Policy Works.....................................................  A-9
 Receipt of Communications and Payments at NELICO's Home Office........... A-10
 NELICO .................................................................. A-10
POLICY VALUES AND BENEFITS................................................ A-11
 Death Benefit............................................................ A-11
 Guaranteed Minimum Death Benefit......................................... A-11
 Age 100.................................................................. A-11
 Death Proceeds Payable................................................... A-11
 Tabular Cash Value....................................................... A-12
 Cash Value............................................................... A-12
 Net Investment Experience................................................ A-12
 Allocation of Net Premiums............................................... A-13
 Amount Provided for Investment under the Policy.......................... A-13
 Right to Return the Policy............................................... A-13
 State Variations......................................................... A-14
CHARGES AND EXPENSES...................................................... A-14
 Deductions from Premiums and Unscheduled Payments........................ A-14
 Surrender Charge......................................................... A-15
 Deductions from Cash Value............................................... A-16
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................. A-18
 Group or Sponsored Arrangements.......................................... A-20
PREMIUMS.................................................................. A-21
 Scheduled Premiums....................................................... A-21
 Unscheduled Payments..................................................... A-21
 Special Premium Option................................................... A-22
 Automatic Premium Loan................................................... A-23
 Default and Lapse Options................................................ A-23
OTHER POLICY FEATURES..................................................... A-25
 Loan Provision........................................................... A-25
 Surrender................................................................ A-26
 Partial Surrender and Partial Withdrawal................................. A-26
 Reduction in Face Amount................................................. A-28
 Investment Options....................................................... A-28
 Transfer Option.......................................................... A-29
 Dollar Cost Averaging.................................................... A-29
 Substitution of Insured Person........................................... A-30
 Payment of Proceeds...................................................... A-30
 Exchange of Policy During First 24 Months................................ A-30
 Payment Options.......................................................... A-31
 Additional Benefits by Rider............................................. A-31
 Policy Owner and Beneficiary............................................. A-32
THE VARIABLE ACCOUNT...................................................... A-32
 Investments of the Variable Account...................................... A-33
 Investment Management.................................................... A-35
THE FIXED ACCOUNT......................................................... A-36
 General Description...................................................... A-36
 Values and Benefits...................................................... A-36
 Policy Transactions...................................................... A-36

NELICO'S DISTRIBUTION AGREEMENT........................................... A-37
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-38
 Misstatement of Age or Sex............................................... A-38
 Suicide.................................................................. A-38
TAX CONSIDERATIONS........................................................ A-38
 Introduction............................................................. A-38
 Tax Status of the Policy................................................. A-38
 Tax Treatment of Policy Benefits......................................... A-39
 NELICO's Income Taxes.................................................... A-41
MANAGEMENT................................................................ A-41
VOTING RIGHTS............................................................. A-44
RIGHTS RESERVED BY NELICO................................................. A-45
TOLL-FREE NUMBERS......................................................... A-45
REPORTS................................................................... A-45
ADVERTISING PRACTICES..................................................... A-45
LEGAL MATTERS............................................................. A-46
REGISTRATION STATEMENT.................................................... A-46
EXPERTS................................................................... A-46
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-47
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-57
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-84
APPENDIX D: USES OF LIFE INSURANCE........................................ A-86
APPENDIX E: TAX INFORMATION............................................... A-88
FINANCIAL STATEMENTS...................................................... AA-1

                                   GLOSSARY

  ACCOUNT. A Sub-account of the Variable Account or the Fixed Account.

  AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, we will use the Policy's loan value to pay a scheduled premium that you have not paid by the end of the grace period.

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any rider benefits; (ii) any extra premiums for substandard or automatic issue class; and (iii) the portion of the annual Policy administrative charge that is due with the premium.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums and net unscheduled payments. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

  NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account. It is the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge.

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account. It is the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge.

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  SPECIAL PREMIUM OPTION. If you elect this option, you may be able to skip a scheduled premium or premiums in some situations.

  TABULAR CASH VALUE. The tabular cash value is the value which the Policy would have if: (i) you paid all scheduled premiums when due; (ii) you made no unscheduled payments, no loans or other withdrawals and no reductions in face amount; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) we deducted maximum Policy charges from the cash value.

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  -- The Policy requires payment of scheduled premiums. (See "Scheduled
     Premiums".)

  -- You can make additional unscheduled payments under the Policy. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See
     "Unscheduled Payments".)

  -- You can allocate net scheduled premiums and net unscheduled payments to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (see "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One provides a death benefit equal to the Policy's face amount. The other provides a death benefit which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as you have paid the required scheduled premiums when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you may be able to skip a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times per Policy year for Policies issued in New Jersey) without our consent. We currently allow 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege, a partial withdrawal feature and a partial surrender feature are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by us or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit whole life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts. In addition, you can elect an option which will allow you, under some circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  -- If you do not pay the scheduled premiums, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Underwritten Policies are available for insureds from the age of 15 to 80 in a business situation, or in a pension plan qualified under Section 401 of the Internal Revenue Code (a "tax-qualified pension plan"); and otherwise, to insureds from the age of zero to 80. (A "business situation" is where two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer.) Automatic issue Policies (that is, Policies we issue based on very limited underwriting information) are available in some situations to insureds from the age of 15 to 70. In all cases, issue ages below one and from 76 to 80 require our consent. All persons must meet our underwriting and other requirements.

  The minimum Policy face amount available is $5,000 for tax-qualified pension plans and $25,000 in all other situations, unless we consent to a lower amount. The availability of the Policies for tax-qualified pension plans may be limited. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

  We offer other variable life insurance policies, with different fees and charges, that invest in the Eligible Funds. Your registered representative has additional information.

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges:

  -- From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use our Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. We currently intend to waive this charge on scheduled premiums paid after the first 15 Policy years under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans;

  (iii) a state premium tax charge of 2.5%;

  (iv)  a charge for federal taxes of 1%.

  -- From unscheduled payments

  (i)   a sales charge of 5.5% in all Policy years;

  (ii)  a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  SURRENDER CHARGE. During the first 11 Policy years, a Surrender Charge will apply if you totally or partially surrender the Policy, or allow it to lapse, or reduce the face amount. The Surrender Charge is a percentage of annualized basic scheduled premiums. The maximum dollar amount of the charge applies in Policy years two through four and equals 55% of two annualized basic scheduled premiums. If the Surrender Charge exceeds the available cash value, there will be no proceeds paid to you on surrender or lapse.

  We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. We deduct certain charges from the cash value:

  -- Monthly charge for the cost of insurance;

  -- Monthly administrative charge, currently equal to $0.10 per $1,000 of face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). For Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans the monthly administrative charge currently equals $0.06 per $1,000 of face amount rather than $0.10;

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1000 of face amount.

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, we will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

                             HOW THE POLICY WORKS

                             [CHART APPEARS HERE]


PREMIUM PAYMENTS
 .  Guaranteed not to increase

CHARGES FROM PREMIUM
 .  Any rider premiums
 .  Annual Admin. Charge--$55
 .  Substandard Risk Premium
 .  Automatic Issue Premium
 . Sales Load (5.5%*) We intend to waive after 15 policy yrs under Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans
 .  State Premium Tax Charge (2.5%*)
 .  Charge for Federal Taxes (1%*)

UNSCHEDULED PAYMENTS
 .  Sales Load (5.5%)
 .  State Premium Tax Charge (2.5%)
 .  Charge for Federal Taxes (1%)

SPECIAL PREMIUM OPTION
 . If used, we deduct charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium from cash value

LOANS
 .  After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 .  Loan interest charge is 6%. We transfer loaned funds out of the Eligible
   Funds into the General Account where we credit them with not less than 4.5% interest

RETIREMENT BENEFITS
 .  Fixed settlement options are available for policy proceeds

CASH VALUES
 . Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 .  The cash value reflects investment experience, interest, payments and policy charges
 .  We do not guarantee the cash value invested in the Eligible Funds
 .  Any earnings you accumulate are free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year, after the free look period
 .  We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account.
 . You may allocate your cash value among a maximum of ten accounts at any one time

DEATH BENEFIT
 .  Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount less any loan balance . Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS
 .  Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%)
   on an annual basis are deducted from the cash value
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values

BEGINNING OF MONTH CHARGES
 .  We deduct the cost of insurance protection from the cash value each month
 . Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly . Admin. Charge $.10 (guaranteed not to exceed $.12) per $1000 face amount monthly. For Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1,000

SURRENDER CHARGE
 .  (See page A-15)

LIVING BENEFITS
 . If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, we will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
 . Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

------------
* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our adminstrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                    [FUND RELATIONSHIPS CHART APPEARS HERE]

                                    NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.


VARIABLE ACCOUNT
Premiums and Unscheduled Payments
Fixed Account
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metro politan Russell 2000 Index Sub-Account
VIP Equity Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC. *
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio

VIP
Equity Income Portfolio
Overseas Port folio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

* Avalability of the Portfolios of the Metropolitan Series Fund, Inc. is subject to any necessary state insurance department approvals.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options. the death benefit option under a Policy may not be changed.

  The Option 1 death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 death benefit is equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is discussed under "Tabular Cash Value" below. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as you paid the scheduled premiums when due or, under the Special Premium Option, they were not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) However, if an "excess Policy loan" exists, the Policy may terminate even if you paid all scheduled premiums. (See "Loan Provision" for a definition of "excess Policy loan".)

AGE 100

  The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub-accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest.

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit reduced by any outstanding loan and accrued loan interest. If the death occurs during the grace period, we reduce the proceeds by the portion of any unpaid scheduled premium for the period prior to the date of death. (See "Default and Lapse Options".) We increase the death proceeds by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

  The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

  See the Glossary for the definition of the tabular cash value.

  Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day as if your current payment schedule has always been in effect.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  -- scheduled premiums

  -- unscheduled payments

  -- the net investment experience of the Policy's sub-accounts

  -- interest credited to the cash value in the Fixed Account

  -- interest credited to amounts held in the general account for a Policy loan

  -- the death benefit option you choose

  -- Policy charges (including amounts deducted when you use the Special
     Premium Option)

  -- partial surrenders and partial withdrawals

  -- transfers among the sub-accounts and Fixed Account

  -- the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any surrender charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

  The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund.

ALLOCATION OF NET PREMIUMS

  Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net scheduled premium (and any net unscheduled payment made with it) with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until 15 days after we mail the confirmation for the initial premium. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts and/or the Fixed Account as you choose.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE Policy

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office, or by a NELICO agency if earlier.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. You may only make one premium payment before the Policy is issued. Generally, you cannot submit a premium payment with an application for a Policy to be used in a tax-qualified pension plan.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, monthly Policy charges begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made and any unscheduled payment made.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly charges begin on the Policy Date. We credit interest at a 4.5% net rate to the Policy for any period between the Policy Date and the investment start date. Insurance coverage begins when we receive the premium.

  BACKDATING. In most states, we may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain a lower premium, based on a younger insurance age. Backdating in some cases causes the insured to be treated as a juvenile which could result in higher cost of insurance rates than if the insured had been assigned to a nonsmoker class. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% net rate for that period.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any scheduled premium paid (or any other amount that is required by state insurance law) and any unscheduled payments made.

STATE VARIATIONS

  Certain Policy features, such as the "Right to Return the Policy" and the state premium tax charge, may vary by state. You should read the Policy carefully for any variations in your state.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  We deduct these charges from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i)   charges for any rider benefits;

  (ii) extra premiums if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment. The total annual Policy administrative charge is $55 per year for Policies that pay premiums once a year and increases if you pay your premium in installments. The amount of the charge for the other premium frequencies is as follows:

                                                              AMOUNT     AMOUNT
       PAYMENT FREQUENCY                                    PER PAYMENT PER YEAR
       -----------------                                    ----------- --------
       Semi-annual.........................................  $28.325     $56.65
       Quarterly...........................................  $14.4375    $57.75
       Master Service Account..............................  $ 4.8125    $57.75
       Monthly.............................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds our automatic issue limits), we will waive the annual Policy administrative charge on the automatic issue Policy.

  We do not deduct the charges described above from unscheduled payments.

  SALES CHARGE. We deduct a 5.5% sales charge from each BASIC scheduled premium and each unscheduled payment. We currently intend to waive the charge on basic scheduled premiums after the 15th Policy year:

  -- for all Policies with a face amount of at least $250,000

  -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

  We have the right not to waive the charge or to resume the charge. We do not waive the sales charge on unscheduled payments.

  During the first 11 Policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Surrender Charge will also apply. (See "Surrender Charge" below.)

  We may reduce the sales charges for Policies sold to some group or sponsored arrangements.

  STATE PREMIUM TAX CHARGE. We deduct 2.5% from each BASIC scheduled premium and each unscheduled payment for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. (State insurance law may require us to waive the state premium tax charge. See "State Variations".)

  FEDERAL PREMIUM TAX CHARGE. WE DEDUCT 1% FROM EACH BASIC SCHEDULED PREMIUM AND EACH UNSCHEDULED PAYMENT FOR OUR FEDERAL INCOME TAX LIABILITY RELATED TO PREMIUMS.


   EXAMPLE: THE FOLLOWING CHART SHOWS THE NET AMOUNT THAT WOULD BE ALLOCATED TO THE VARIABLE ACCOUNT UNDER A POLICY WITH NO RIDERS AND WHICH IS NOT A SUBSTANDARD OR AUTOMATIC ISSUE POLICY. THE EXAMPLE ASSUMES AN ANNUAL SCHEDULED PREMIUM PAYMENT OF $2,000 AND UNSCHEDULED PAYMENT OF $2,000.

         SCHEDULED   NET SCHEDULED
          PREMIUM       PREMIUM
         ---------   -------------
          $2,000       $   2,000
                             -55   (administrative charge)
                       ---------
                       $   1,945   (BASIC scheduled premium)
                       $   1,945
                         -175.05   (9% X 1,945 = total sales and premium tax charges)
                       ---------
                       $1,769.95
                       ---------



   We may waive the 5.5% sales charge on scheduled premiums paid after the 15th Policy year under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% X 1,945), or $1,876.92.

                          NET
        UNSCHEDULED   UNSCHEDULED
          PAYMENT       PAYMENT
        -----------   -----------
          $2,000        $2,000
                          -180    (9% X 2,000 = total sales and premium tax charges)
                        ------
                        $1,820
                        ------

SURRENDER CHARGE

  During the first 11 Policy years, if you totally or partially surrender your Policy, or allow it to lapse, or reduce its face amount, we deduct a Surrender Charge from the cash value.

  The Surrender Charge is a percentage of basic scheduled premiums. The charge applies to the Policy's total annualized BASIC SCHEDULED PREMIUMS THROUGH THE CURRENT POLICY YEAR, UP TO A MAXIMUM OF four ANNUALIZED BASIC SCHEDULED PREMIUMS. THIS MEANS THAT EVEN IF YOU HAVE NOT YET PAID THE FULL AMOUNT OF THE ANNUALIZED BASIC SCHEDULED PREMIUMS TO WHICH THE SURRENDER CHARGE APPLIES (BECAUSE, FOR EXAMPLE, YOU ARE PAYING PREMIUMS QUARTERLY), WE CALCULATE THE CHARGE USING THE FULL AMOUNT OF THOSE PREMIUMS.

  The Surrender Charge rate that applies in each Policy year is:

      POLICY YEAR      PERCENTAGE                      APPLIED TO
      -----------      ----------                      ----------
           1             55.00%         One Annualized Basic Scheduled Premium
           2             55.00%         Two Annualized Basic Scheduled Premiums
           3             36.67%         Three Annualized Basic Scheduled Premiums
           4             27.50%         Four Annualized Basic Scheduled Premiums
           5*            26.25%         Four Annualized Basic Scheduled Premiums
           6*            25.00%         Four Annualized Basic Scheduled Premiums
           7*            20.00%         Four Annualized Basic Scheduled Premiums
           8*            15.00%         Four Annualized Basic Scheduled Premiums
           9*            10.00%         Four Annualized Basic Scheduled Premiums
          10*             5.00%         Four Annualized Basic Scheduled Premiums
          11*             0.00%         Four Annualized Basic Scheduled Premiums

--------
*End of Policy Year

  For the first four Policy years the Surrender Charge rate that applies in a particular year remains level throughout that year. Beginning in the fifth Policy year, the Surrender Charge rate declines on a monthly basis to the end of year rates shown in the table above.

  We limit the dollar amount of the Surrender Charge to an amount per $1,000 of your Policy's face amount. THESE LIMITS ARE:

                                                     POLICY YEAR
                                     -------------------------------------------
                                      1   2   3   4   5   6   7   8   9  10  11
                                     --- --- --- --- --- --- --- --- --- --- ---
Maximum Surrender Charge per $1,000
 of Face Amount....................  $47 $44 $42 $39 $37 $35 $33 $31 $29 $27 $25

  In all cases, we calculate the annualized premium amount to which the Surrender Charge applies based on the premium payment frequency you are using at the time. Therefore, if you are paying your premiums in quarterly installments instead of annually, the dollar amount of your Surrender Charge may be higher because the dollar amount of an annual basic scheduled premium is higher if you pay it in installments rather than once a year.

  In the case of a partial surrender or reduction in face amount, we deduct any Surrender Charge that applies from the Policy's cash value in an amount that is proportional to the amount of the face amount surrendered. (See "Partial Surrender" and "Partial Withdrawal".)

  IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER OR LAPSE.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to $0.10 per $1,000 of Policy face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). The monthly administrative charge is currently $0.06 per $1,000 of face amount rather than $0.10:

  -- for all Policies with a face amount of at least $250,000

  -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered); and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount.

  If there is an outstanding loan under your Policy and the net cash value is not large enough to pay the Monthly Deduction in any month, the difference is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. We deduct the cost of providing insurance protection under your Policy from your Policy's cash value at the beginning of each Policy month, beginning with the Policy Date. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. we determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a Policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  -- underwriting class

  -- age on the first day of the Policy year

  -- sex (if the Policy is sex-based).

  The current cost of insurance rates will also depend on

  -- the insured's age at issue

  -- the Policy year

  -- the face amount at issue

  -- the average face amount sold to the group and the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

  We guarantee that the rates will not be higher than rates based on

  -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO
     Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

  -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age
     20 at issue).

  The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

  The underwriting classes we use for standard issues are

  -- for Policies issued on non-juvenile insureds: smoker, nonsmoker, nonsmoker preferred, and nonsmoker residual

  -- for Policies issued on juvenile insureds: standard.

Substandard and automatic issue Policies use the same smoker and nonsmoker standard rates (or, for juveniles, standard rates), but require an extra premium as part of the total scheduled premium. The overall monthly cost of insurance charges of a substandard risk Policy, including the extra premium, could exceed charges based on 100% of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

  The three nonsmoker classes are available as follows:

  -- nonsmoker preferred and nonsmoker residual, for fully underwritten
     Policies with face amounts of $250,000 or more where the issue age is 20 through 75

  -- nonsmoker, for all other underwritten Policies.

Of the three nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker residual class generally offers the least favorable current cost of insurance rates.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

  Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be lower for a particular insured if:

  -- the face amount is at least $250,000, unless it is an underwritten
     Policy that is in the nonsmoker residual class

  -- for a Policy with a face amount below $250,000 issued in a business situation or to a tax-qualified pension plan, either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

  We offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on limited underwriting information, they may present a greater mortality cost to us than underwritten Policies in a standard class. Therefore, we charge an additional premium for automatic issue Policies. The amount of the premium depends on the issue age of the insured. It may also depend on the smoker status of the insured, the Policy's face amount, or the size of the group and the average Policy face amount for the group. We deduct the additional premium from the scheduled premium before we allocate the net scheduled premium to the Variable Account. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, exceed charges based on 100% of the 1980 CSO Tables.

  Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra premium for Policies issued on a simplified underwriting basis unless the insured is in a substandard risk class. The preferred nonsmoker class is not available for these Policies.

  CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium, we deduct from the Policy's cash value 91%
                                                                           ---
of:
--
  -- the amount of the annual administrative charge, plus

  -- any rider premiums, plus

  -- any premiums for substandard risk or automatic issue class that were due with the scheduled premium. (See "Special Premium Option".) We deduct these charges from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

  CHARGES FOR ADDITIONAL SERVICES. We may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 1999, after any applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK       BACK
                                   BAY         BAY        BACK            WESTPEAK   LOOMIS
                                 ADVISORS   ADVISORS      BAY    WESTPEAK  GROWTH    SAYLES
                         CAPITAL   BOND       MONEY     ADVISORS  STOCK      AND     SMALL
                         GROWTH   INCOME     MARKET     MANAGED   INDEX    INCOME     CAP
                         SERIES   SERIES     SERIES      SERIES   SERIES   SERIES   SERIES*
                         ------- -------- ------------- -------- -------- --------- --------
Management Fee..........  .62%     .40%        .35%       .50%     .25%     .68%      .90%
Other Expenses..........  .04%     .08%        .05%       .08%     .10%     .06%      .10%
                          ----     ----       -----       ----     ----     ----     -----
  Total Series Operating
   Expenses.............  .66%     .48%        .40%       .58%     .35%     .74%     1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                             MORGAN
                         HARRIS              STANLEY
                         OAKMARK          INTERNATIONAL  DAVIS    ALGER               MFS
                         MID CAP             MAGNUM     VENTURE   EQUITY     MFS    RESEARCH
                          VALUE  BALANCED    EQUITY      VALUE    GROWTH  INVESTORS MANAGERS
                         SERIES   SERIES     SERIES      SERIES   SERIES   SERIES*  SERIES*
                         ------- -------- ------------- -------- -------- --------- --------
Management Fee..........  .75%     .70%        .90%       .75%     .75%     .75%      .75%
Other Expenses..........  .13%     .07%        .40%       .06%     .05%     .15%      .15%
                          ----     ----       -----       ----     ----     ----     -----
  Total Series Operating
   Expenses.............  .88%     .77%       1.30%       .81%     .80%     .90%      .90%

--------

 * Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%, both on an annualized basis since the Series' start date of April 30, 1999. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

  Our affiliate, New England Investment Management, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris Oakmark Mid Cap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 1999 and current expense subsidies (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnam Large Cap Growth........................    .80%      .20%       1.00%*
Janus Mid Cap..................................    .67%      .04%        .71%
Russell 2000 Index.............................    .25%      .30%        .55%*

--------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of (i) July 1, 2000 and (ii) the date when the Portfolio's net assets reach $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife also paid such expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the Russell 2000 Index Portfolio for 1999 would have been .89%. Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's assets reach $200 million. Total Annual Expenses for the Russell 2000 Index Portfolio are shown as if this subsidy was in effect for the entire current year. MetLife can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
VIP Equity-Income..............................    .48%      .09%       .57%*
VIP Overseas...................................    .73%      .18%       .91%*
VIP High Income................................    .58%      .11%       .69%
VIP II Asset Manager...........................    .53%      .10%       .63%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

GROUP OR SPONSORED ARRANGEMENTS

  We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

  We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has ruled that certain insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

SCHEDULED PREMIUMS

  The Policy requires scheduled premium payments until the insured reaches age
100. The scheduled premium amount depends on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

  The underwriting classes we use for setting the scheduled premium are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue Policies reflect additional premiums that we charge for those classes. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  You can pay scheduled premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. The premium payment schedule you select affects the total premium you pay in a Policy year. The total premium is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule also affects the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule by sending your request to us. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change goes into effect on the next premium due date under the new schedule. Until then, you make payments under the old schedule; we do not accept an advance payment of the remaining premiums due for the year under the old schedule. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change goes into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  You may make scheduled payments by check or money order. You may also choose to have us withdraw your scheduled premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums are due at NELICO's Home Office or a NELICO agency on or before their due dates. We allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when we receive them. However, if you have not paid a premium by the due date, the cash value available to you does not include that premium, or any investment performance on it, until you actually pay it. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, we withdraw from the Variable Account the net scheduled premium that we advanced, adjusted for investment experience on it since the due date. IF YOU DO NOT PAY A REQUIRED SCHEDULED PREMIUM, THE POLICY MAY LAPSE. SEE "DEFAULT AND LAPSE OPTIONS".

  We may apply a credit to the initial scheduled premium under a Policy converted from certain term insurance that was issued by New England Mutual, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a Home Office employee of NELICO on the life of the employee, if the employee has worked for NELICO for at least one year.

UNSCHEDULED PAYMENTS

  Within limits, you may make unscheduled payments as long as the Policy has not lapsed. We may require satisfactory evidence of insurability. In addition, our consent is needed if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. We will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) We can prohibit or limit the amount of unscheduled payments under a substandard risk or automatic issue Policy. An unscheduled payment must be at least $10 if made under the Master Service Account or certain other monthly payment arrangements, and otherwise must be at least $25.

  You may ask us to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium. Subject to our rules, you may use MSA to make unscheduled payments if you are using MSA to pay your scheduled premiums.

  Annual Level Billing Option--If your Policy has a level term rider and
  ---------------------------
  you are paying premiums once a year or through MSA, you may have us bill you or deduct through MSA a single level amount each year to pay the scheduled premium plus the increasing premium for the term insurance rider. We allocate a portion of the billed amount to your Policy as an unscheduled payment. This amount decreases each year because the premium for the term rider goes up. You may need to recalculate your Annual Level Billing amount as the term rider premium increases.

  Under any billing option, the total of all premiums and payments made could create a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  We allocate an unscheduled payment to your Policy's sub-accounts as of the date we receive it. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. We credit payments that are at least equal to the scheduled premium due, and that we receive

  --with a premium notice, or

  --within the period of 25 days before the premium due date to 31 days after the due date first, as the scheduled premium due;

    next, to pay any loan interest due; and

    then, as an unscheduled payment.

  We credit all other payments as unscheduled payments, unless you designate them as loan repayments.

  If you make an unscheduled payment during the grace period and the Policy lapses, we return the payment to you.

  If you pay premiums monthly, including by MSA, we credit payments as agreed by you and us. Payments made by MSA may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for some group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a Policy loan, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and tax charges, whereas the loan repayment does not incur any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) We will not treat a payment as repayment of a Policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  When you apply for a Policy, or at a later date as long as the Policy is not lapsed, you may elect the Special Premium Option. If you do, you may be able to skip a scheduled premium payment or payments after the first Policy year.

  Specifically, if you have not paid a scheduled premium by the end of the grace period, the Policy will not lapse if the cash value on the premium due date (before we advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. We will not use the Special Premium Option to prevent lapse if, immediately afterward, the amount of any outstanding Policy loan plus accrued interest would exceed the Policy's loan value.

  If we use the Special Premium Option, we deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. We deduct these amounts from the Policy's sub-accounts in proportion to the Policy's cash value in each. (We also withdraw the net scheduled premium that we advanced to the Policy, adjusted for investment experience on it since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, we first determine whether we can use the Special Premium Option before attempting to use an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by MSA.

AUTOMATIC PREMIUM LOAN

  If you elect this feature and you have not paid a scheduled premium by the end of the grace period, we use your Policy's available loan value to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. We will not make a premium loan if the Policy's loan value cannot pay at least a quarterly premium. Interest on the loan is charged from the premium due date. Like other Policy loans, an automatic premium loan can result in an excess Policy loan. (See "Loan Provision".) We will not make an automatic premium loan if you can skip the scheduled premium payment under the Special Premium Option.

DEFAULT AND LAPSE OPTIONS

  If you have not paid a required scheduled premium by the due date, then the premium is in default. The Policy provides a 31 day grace period for the payment. You have insurance coverage during the grace period, but if the insured dies before you pay the premium, we deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, we do not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If you pay the premium in default, we make these deductions retroactively. If you surrender the Policy while the premium is in default, we deduct the full Monthly Deduction and a prorated cost of insurance charge from the proceeds.

  If your Policy lapses, there are three lapse options that may be available:
Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance. You may select a lapse option, or change your selection, by written request to us at any time up to 60 days after the due date of the premium in default. Eligibility conditions apply to the lapse options.

  Fixed Extended Term Insurance is fixed benefit life insurance for a limited
  -----------------------------
term with no further premiums due. The death benefit is the same as the amount of your Policy's death benefit on the due date of the premium in default. We determine the term by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with a pension plan.

  If you are eligible for this option, it automatically applies unless you have elected Fixed or Variable Paid-Up Insurance. We will apply Fixed Paid-Up Insurance, however, if it would provide a greater death benefit.

  Paid-Up Insurance is permanent life insurance with no further premiums due.
  -----------------
We determine the amount of insurance by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Policy loans are available.

  You can elect Variable Paid-Up Insurance as a lapse option if the NET cash
                --------------------------
value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If your Policy's net cash value will not purchase this minimum amount of insurance, then we will provide Fixed Paid-Up Insurance instead. Variable Paid-Up Insurance is usually not available under Policies in a substandard or automatic issue class, or for an initial face amount below $5,000.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest credited to any cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance if there is no outstanding Policy loan. There is no minimum guaranteed cash value.

  We set the death benefit under Variable Paid-Up Insurance at the end of each Policy month for the next Policy month. The death benefit is the greater of the initial face amount of your Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year.

  If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit increases. If it is less, the Variable Death Benefit decreases. The change in the Variable Death Benefit equals this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit will not be less than the initial face amount under the option, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward, so that if investment experience reduces the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value under Variable Paid-Up Insurance is the Policy's NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, we determine the cash value in the same way as before lapse, except that we deduct the charge for the cost of insurance at the end of the Policy month instead of the beginning, and there are no Monthly Deductions. Because of this, the current cost of insurance rates under Variable Paid-Up Insurance are usually somewhat higher than they are under the Policy before lapse. Cost of insurance rates under Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  You cannot make partial withdrawals, premium payments or unscheduled payments under Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a pro rated charge for the cost of insurance. The amount available for a Policy loan under Variable Paid-Up Insurance is determined in the same way as prior to lapse, and an excess Policy loan may also cause your Variable Paid-Up Insurance to lapse. (See "Loan Provision".) We reserve the right to limit sub-account transfers under a Variable Paid-Up Insurance Policy to four per Policy year. We currently allow 12 sub-account transfers per Policy year.

  REINSTATEMENT. If your Policy has lapsed, you may reinstate it within 7 years (less in some states) after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" once 15 days have passed since we mailed the confirmation of the first premium. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next loan interest due date or, if greater, on the date the loan is made;

  (iii) discounted at the loan interest rate (6%).

  The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next premium due date, at a 4.5% rate. The loan value available is reduced by any outstanding loan plus interest.

   EXAMPLE: Using the Policy illustrated on page A-49 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.58%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and
 (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary.........................................  $15,509  $14,405
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4.5% to the
       (a) 11th Policy Anniversary..........................   15,670
       (b) Next Premium Due Date............................            14,431
   (3) 90% of Amount Calculated in (2)......................   14,103   12,988
   (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge....................................   13,801   12,686
   (5) Amount Calculated in (4), Discounted at an Annual
        Rate of 6% Back to the 10th Policy Anniversary......   13,020   12,498

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans and loan repayments to the sub-accounts in proportion to the cash value in each. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate we currently credit is 4.75% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and premium tax charges, and the loan repayment does not incur charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions.) The Policy terminates without value 31 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract," loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor regulations impose requirements for participant loans under pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request to us. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  Partial Surrender. You may make a partial surrender of the Policy to receive
  -----------------
a portion of its net cash value. A partial surrender causes a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We deduct any Surrender Charge that applies to a partial surrender from the Policy's cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  Partial Withdrawal. If your Policy has the Option 2 death benefit, you may
  ------------------
make a partial withdrawal of the Policy's cash value that exceeds its tabular cash value. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal reduces the Policy's Option 2 death benefit and cash value but does not affect its face amount or scheduled premium level. No Surrender Charge will apply.

   EXAMPLE: Using the Policy illustrated on page A-50, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

                                  AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                     0% RETURN       6% RETURN      12% RETURN
                                  --------------- --------------- ---------------
   (1) Cash Value at the 20th
        anniversary, before
        premium payment........       $17,241         $34,549         $71,766
   (2) Tabular Cash Value......        31,093          31,093          31,093
   (3) Maximum
        Withdrawal = (1) - (2).             0           3,456          40,673

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th Policy anniversary is paid and monthly charges are deducted.

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you instruct us otherwise, we will treat the request as a partial withdrawal first and, if necessary, as a partial surrender next. In this way we minimize your Surrender Charge costs.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit reduces the Policy's death benefit (but not below the face amount) and cash value but does not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit always reduces the death benefit by more than it reduces the cash value. No Surrender Charge will apply.

   EXAMPLE: Using the Policy with $100,000 face amount illustrated on page A-49 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. The amount available for withdrawal is calculated as of the 20th Policy anniversary.

   At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

   At the hypothetical 12% return, before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

    (1) Cash Value at the 20th anniversary, before premium payment...    $72,851
    (2) Net Single Premium per $1 at age 60..........................  .47737875
    (3) Face Amount X .47737875......................................    $47,738
    (4) Maximum Withdrawal = (1) - (3)...............................    $25,113

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th Policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

                               ----------------

  We limit the total number of partial surrenders and partial withdrawals you may make in one Policy year to four, unless we consent. You may not reinvest amounts withdrawn except as scheduled premiums or unscheduled payments, which incur the charges described under "Deductions From Premiums and Unscheduled Payments".

  A partial withdrawal or partial surrender reduces the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. We determine the amount of net cash value paid on partial surrender or partial withdrawal as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial withdrawal and partial surrender procedures.

  A reduction in the death benefit as a result of a partial withdrawal or partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  In most states the Policies allow you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

  If you decrease the face amount of your Policy, we also decrease the scheduled premiums and tabular cash value. We deduct any Surrender Charge that applies from the Policy's actual cash value when you reduce its face amount. A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value.) We may also decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

  A face amount reduction will take effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You can allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. The Policy provides that you must allocate a minimum of 10% of the premium or payment to each sub-account selected in whole percentages; currently we will permit you to allocate any whole percentage to a sub-account. You can allocate your
            ---
Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

Transfer Option

  Beginning 15 days after we mail the confirmation of the first premium, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year. (For Policies issued in New Jersey we can limit you to twelve transfers, with a minimum required transfer amount of $100 each and a maximum daily transfer limit of not less than $250,000.) We currently allow 12 sub-account transfers per Policy year under all Policies. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". You may distribute your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, the Metropolitan Series Fund, Inc. may restrict or refuse purchases or redemptions of shares in its Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

Dollar Cost Averaging

  We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. Transfers made under the dollar cost averaging program count against the 12 transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

  Ask your registered representative about the availability of this feature.

Substitution of Insured Person

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. Your registered representative can provide current information on the availability of the rider. In addition, substitution of the insured person is a taxable exchange. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at a banking institution at the time for payment. The Access Plus account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

  Normally we promptly make payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account. However, we may delay such payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit life insurance policy, provided that (1) you repay any Policy loans and (2) the Policy has not lapsed. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost to you.

  For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (Availability of the rider is subject to state insurance department approval.)

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate when the insured dies.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


  The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

  The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

  The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

  The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

  The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

  The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

  The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

  The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
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*Availability of these Portfolios is subject to any necessary state insurance department approvals.

  WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC. FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES OF THE NEW ENGLAND ZENITH FUND ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

  The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

  VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

  The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

   SERIES                      ADVISER                             SUB-ADVISER
   ------                      -------                             -----------
Capital        Capital Growth Management
 Growth        Limited Partnership ("CGM")*
Back Bay
 Advisors
 Money Market  New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Bond Income   New England Investment Management, Inc. Back Bay Advisors, L.P.*
Back Bay
 Advisors
 Managed       New England Investment Management, Inc. Back Bay Advisors, L.P.*
Westpeak
 Stock Index   New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak       New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Growth and
 Income
Loomis Sayles
 Small Cap     New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Balanced       New England Investment Management, Inc. Wellington Management Company, LLP
Morgan         New England Investment Management, Inc.
 Stanley
 International
 Magnum                                                Morgan Stanley Dean Witter
 Equity                                                 Investment Management Inc.
Harris
 Oakmark Mid
 Cap Value     New England Investment Management, Inc. Harris Associates L.P.*
Davis Venture
 Value         New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity
 Growth        New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors  New England Investment Management, Inc. Massachusetts Financial
                                                        Services Company
MFS Research   New England Investment Management, Inc. Massachusetts Financial
 Managers                                               Services Company

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 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management (formerly Morgan Stanley Asset Management) became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income, and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4.5%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums or net unscheduled payments allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums and net unscheduled payments allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders or partial withdrawals made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4.5%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New Jersey). We currently allow 12 transfers per Policy year in all states. We do not count transfers out of the Fixed Account against this limit.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4.5% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders and partial withdrawals only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the transaction, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the scheduled premium paid in the first Policy year; a maximum of 5% of scheduled premiums in Policy years two through ten; and a maximum of 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Agents with less than four years of service may be compensated differently. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy based on misrepresentations made in the application. However, we cannot challenge the Policy or a rider after it has been in force, during the insured's lifetime, for two years from the date of issue. We cannot challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for more than two years (during the insured's lifetime) from receipt of the unscheduled payment.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's cash value and death benefit are what the premiums paid and unscheduled payments made would purchase, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit is limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding Policy loan plus interest and by any partial withdrawals or partial surrenders made (or any greater amount required by state law).

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified' in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

  To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes).These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL                  PRINCIPAL BUSINESS EXPERIENCE
  BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
 ------------------                  -----------------------------
James M. Benson...... Chairman, President and Chief Executive Officer of NELICO
                       since 1998 and President, Individual Business of
                       Metropolitan Life Insurance Company since 1999; formerly,
                       Director, President and Chief Operating Officer 1997-1998
                       of NELICO; President and Chief Executive Officer 1996-
                       1997 of Equitable Life Assurance Society; President and
                       Chief Operating Officer 1996-1997 of Equitable Companies,
                       Inc.; President and Chief Operating Officer 1994-1996 of
                       Equitable Life Assurance Society.


   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
Robert H. Benmosche.....  Director of NELICO since 1998 and Chairman, President and
 Metropolitan Life In-     Chief Executive Officer of Metropolitan Life Insurance
 surance                   Company since 1998; formerly, Director, President and
 Company                   Chief Operating Officer 1997-1998; Executive Vice
 One Madison Avenue        President 1995-1997 of Metropolitan Life; Executive Vice
 New York, NY 10010        President 1989-1995 of Paine Webber.

Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.

Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.

George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Global       journalist, and editor.
 Television
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153

Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly,
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences.

Philip K. Howard, Esq. .  Director of NELICO since 1996 and Partner of the law firm
 Covington & Burling       of Covington & Burling in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105

Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual.
 Boston, MA 02199

Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman and Chief
 Metropolitan Life         Financial Officer of Metropolitan Life since 1998;
 One Madison Avenue        formerly, Senior Executive Vice President and Chief
 New York, NY 10010        Financial Officer 1986-1998 of Metropolitan Life
                           Insurance Company.

Catherine A. Rein.......  Director of NELICO since 1998 and President and Chief
 Metropolitan Property     Executive Officer of Metropolitan Property and Casualty
 and                       Insurance Company since 1999; formerly, Senior Executive
 Casualty Insurance Com-   Vice President 1998-1999 and Executive Vice President
 pany                      1989-1998 of Metropolitan Life Insurance Company.
 700 Quaker Lane
 Warwick, RI 02887

Rand N. Stowell.........  Director of NELICO since 1996 and President of United
 P.O. Box 60               Timber Corp. and President, Randwell Co. since 2000 of
 Weld, ME 04285            Weld, Maine; formerly, Director 1990-1996 of New England
                           Mutual.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
James M. Benson......... See Directors above

David W. Allen.......... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 and Vice President 1990-
                          1994 of New England Mutual.

A. Frank Beaz........... Executive Vice President of NELICO since 1999, formerly,
                          Senior Vice President 1998-1999 of NELICO; Chief
                          Administrative Officer and Senior Vice President 1997-
                          1998 of Equitable Distributors and Senior Vice President
                          1994-1997 of The Equitable Life Insurance Companies.

Pauline V. Belisle...... Senior Vice President of NELICO since 1996; formerly,
                          Senior Vice President 1994-1996 of New England Mutual.

Mary Ann Brown.......... President, New England Products and Services (a business unit of NELICO) since 1998; formerly, Director, Worldwide
                          Life Insurance 1997-1998 of Swiss Reinsurance New
                          Markets; President & Chief Executive Officer 1996-1998 of
                          Atlantic International Reinsurance Company; Executive
                          Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                          Services and Principal 1987-1996 of Tillinghast/Towers
                          Perrin.

Anthony J. Candito...... President, NEF Information Services (a business unit of
                          NELICO) and Chief Information Officer since 1998;
                          formerly, Senior Vice President 1996-1998 of NELICO;
                          Senior Vice President 1995-1996 and Vice President 1994-
                          1995 of New England Mutual.

Thom A. Faria........... President, Career Agency System (a business unit of
                          NELICO) since 1996; formerly, Executive Vice President in
                          1996, Senior Vice President 1993-1996 of New England
                          Mutual.

Anne Marie Faria........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.

Anne M. Goggin.......... Senior Vice President and Associate General Counsel of
                          NELICO since 1997; formerly, Vice President and Counsel
                          of NELICO in 1996, Vice President and Counsel 1994-1996
                          of New England Mutual.

Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk since
                          1996; formerly, Counsel and Assistant Secretary 1990-1996
                          of New England Mutual.

Alan C. Leland, Jr...... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1984-1996 of New England Mutual.

George J. Maloof........ Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1991-1996 of New England Mutual.

Kenneth D. Martinelli... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1997-1999 of NELICO and Vice President 1994-
                          1997 of The Equitable Life Assurance Company.

Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.


                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Hugh C. McHaffie........ Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1994-1999 of Manufacturers Life Insurance
                          Company of North America.

Stephen J. McLaughlin... Senior Vice President of NELICO since 1999; formerly, Vice
                          President 1996-1999 of NELICO and Vice President 1994-
                          1996 of New England Mutual.

Thomas W. Moore......... Senior Vice President of NELICO since 1996; formerly, Vice
                          President 1990-1996 of New England Mutual.

David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999; formerly, Partner, Actuarial
                          Consulting 1992-1999 of Price Waterhouse Coopers LLP.

John G. Small, Jr. ..... President, New England Services (a business unit of
                          NELICO) since 1997; formerly, Senior Vice President 1996-
                          1997 of NELICO and Senior Vice President 1990-1996 of New
                          England Mutual.

H. James Wilson......... Executive Vice President and General Counsel of NELICO
                          since 1996; formerly, Executive Vice President and
                          General Counsel 1993-1996 of New England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

  You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables show face amounts of $100,000 and $250,000 for a male aged 40. The insured is assumed to be in the nonsmoker standard risk classification for the $100,000 Policy and in the nonsmoker preferred risk classification for the $250,000 Policy. The illustrations based on current charges for the $250,000 face amount reflect the lower charges that apply to a Policy of that size. The $100,000 Policy is assumed not to be eligible for NELICO's currently applicable charge reductions. Illustrations show Option 1 and Option 2 death benefits. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard smoker and nonsmoker Policies but require an additional premium.)

  The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, cash values available for the special premium option or automatic premium loan feature, or for withdrawal, may not be adequate for the purposes or periods illustrated even if the average rate of return is achieved. Thus, additional premiums or unscheduled payments beyond those illustrated may be necessary to achieve the results shown on particular illustrations.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance that are deducted from the cash value on the first day of each Policy month. The net cash values reflect a surrender charge that is deducted from the cash value on surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund, that New England Investment Management could terminate at any time, as well as expense subsidies by MetLife of certain Portfolios of the Metropolitan Series Fund, Inc. that may be voluntary and of limited duration.

  Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.34%, 4.58% and 10.50%, respectively, based on the current charge for mortality and expense risks, and -1.64%, 4.27% and 10.17%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  If you request, we will furnish an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

          THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,000    222    299     377  1,126  1,204   1,282    -86.96%    -82.40%    -77.84%
 2          3,659   100,000 100,000 100,000    414    639     873  2,223  2,448   2,683    -79.76     -70.90     -62.61
 3          5,627   100,000 100,000 100,000  1,481  1,926   2,407  3,291  3,735   4,217    -50.13     -41.33     -33.10
 4          7,694   100,000 100,000 100,000  2,518  3,255   4,087  4,328  5,065   5,896    -35.96     -27.38     -19.36
 5          9,863   100,000 100,000 100,000  3,607  4,712   6,009  5,334  6,439   7,737    -27.31     -19.06     -11.34
 6         12,141   100,000 100,000 100,000  4,662  6,213   8,108  6,307  7,858   9,753    -22.05     -14.02      -6.52
 7         14,533   100,000 100,000 100,000  5,930  8,005  10,648  7,246  9,321  11,964    -17.50      -9.93      -2.78
 8         17,045   100,000 100,000 100,000  7,163  9,845  13,403  8,150 10,832  14,390    -14.50      -7.23      -0.32
 9         19,682   100,000 100,000 100,000  8,365 11,737  16,401  9,023 12,395  17,059    -12.39      -5.35       1.39
10         22,452   100,000 100,000 100,000  9,533 13,683  19,666  9,862 14,012  19,995    -10.86      -3.99       2.63
15         38,518   100,000 100,000 100,000 13,419 22,866  39,784 13,419 22,866  39,784     -8.56      -1.38       5.38
20         59,023   100,000 100,000 151,737 17,241 34,646  72,851 17,241 34,646  72,851     -7.04       0.18       6.80
25         85,193   100,000 100,000 225,267 19,934 48,931 125,284 19,934 48,931 125,284     -6.48       1.07       7.55
30        118,593   100,000 105,350 328,191 21,016 66,441 207,930 21,016 66,441 207,930     -6.57       1.65       8.00
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,782.38%
 2         618.59     618.59     618.59
 3         250.44     250.44     250.44
 4         144.56     144.56     144.56
 5          97.48      97.48      97.48
 6          71.62      71.62      71.62
 7          55.51      55.51      55.51
 8          44.64      44.64      44.64
 9          36.86      36.86      36.86
10          31.05      31.05      31.05
15          15.80      15.80      15.80
20           9.44       9.44      12.81
25           6.08       6.08      11.26
30           4.05       4.34      10.33

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

          THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,030 100,101    222    299     377  1,126  1,204   1,281    -86.96%    -82.41%    -77.84%
 2          3,659   100,000 100,063 100,283    414    638     873  2,223  2,448   2,682    -79.76     -70.91     -62.64
 3          5,627   100,000 100,098 100,557  1,481  1,925   2,405  3,291  3,735   4,215    -50.13     -41.34     -33.13
 4          7,694   100,000 100,136 100,934  2,518  3,254   4,082  4,328  5,064   5,892    -35.96     -27.39     -19.40
 5          9,863   100,000 100,177 101,428  3,607  4,711   6,001  5,334  6,438   7,728    -27.31     -19.07     -11.39
 6         12,141   100,000 100,222 102,053  4,662  6,211   8,093  6,307  7,856   9,738    -22.05     -14.03      -6.58
 7         14,533   100,000 100,270 102,825  5,930  8,003  10,622  7,246  9,319  11,938    -17.50      -9.94      -2.84
 8         17,045   100,000 100,322 103,763  7,163  9,840  13,360  8,150 10,827  14,347    -14.50      -7.24      -0.40
 9         19,682   100,000 100,383 104,892  8,365 11,731  16,335  9,023 12,389  16,993    -12.39      -5.37       1.31
10         22,452   100,000 100,454 106,235  9,533 13,675  19,568  9,862 14,004  19,897    -10.86      -4.00       2.54
15         38,518   100,000 100,944 117,090 13,419 22,834  39,219 13,419 22,834  39,219     -8.56      -1.39       5.21
20         59,023   100,000 103,441 149,477 17,241 34,549  71,766 17,241 34,549  71,766     -7.04       0.15       6.68
25         85,193   100,000 107,614 222,157 19,934 48,589 123,555 19,934 48,589 123,555     -6.48       1.01       7.46
30        118,593   100,000 114,367 323,859 21,016 65,388 205,186 21,016 65,388 205,186     -6.57       1.56       7.93
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,784.12%  5,788.30%
 2         618.59     618.83     619.68
 3         250.44     250.57     251.17
 4         144.56     144.65     145.22
 5          97.48      97.57      98.16
 6          71.62      71.69      72.34
 7          55.51      55.59      56.30
 8          44.64      44.71      45.50
 9          36.86      36.93      37.81
10          31.05      31.12      32.10
15          15.80      15.90      17.52
20           9.44       9.72      12.69
25           6.08       6.56      11.18
30           4.05       4.80      10.26

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

     THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,000    190    266     342  1,094  1,171   1,247    -88.85%    -84.35%    -79.86%
 2          3,659   100,000 100,000 100,000    346    567     796  2,156  2,376   2,606    -82.64     -73.62     -65.24
 3          5,627   100,000 100,000 100,000  1,376  1,809   2,279  3,185  3,619   4,088    -52.45     -43.51     -35.19
 4          7,694   100,000 100,000 100,000  2,371  3,088   3,895  4,180  4,897   5,705    -37.90     -29.18     -21.08
 5          9,863   100,000 100,000 100,000  3,415  4,487   5,743  5,143  6,214   7,471    -28.96     -20.59     -12.79
 6         12,141   100,000 100,000 100,000  4,424  5,923   7,753  6,069  7,568   9,398    -23.51     -15.36      -7.79
 7         14,533   100,000 100,000 100,000  5,642  7,643  10,187  6,958  8,959  11,503    -18.76     -11.09      -3.89
 8         17,045   100,000 100,000 100,000  6,822  9,401  12,817  7,809 10,388  13,804    -15.63      -8.28      -1.32
 9         19,682   100,000 100,000 100,000  7,963 11,197  15,663  8,621 11,855  16,321    -13.44      -6.32       0.47
10         22,452   100,000 100,000 100,000  9,063 13,032  18,746  9,392 13,361  19,075    -11.85      -4.90       1.77
15         38,518   100,000 100,000 100,000 12,515 21,422  37,356 12,515 21,422  37,356     -9.57      -2.21       4.64
20         59,023   100,000 100,000 137,101 13,948 30,156  65,808 13,948 30,156  65,808     -9.54      -1.16       5.94
25         85,193   100,000 100,000 194,131 12,750 39,228 107,941 12,750 39,228 107,941    -11.23      -0.62       6.58
30        118,593   100,000 100,000 266,380  6,822 47,938 168,727  6,822 47,938 168,727    -19.93      -0.40       6.90
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,782.38%
 2         618.59     618.59     618.59
 3         250.44     250.44     250.44
 4         144.56     144.56     144.56
 5          97.48      97.48      97.48
 6          71.62      71.62      71.62
 7          55.51      55.51      55.51
 8          44.64      44.64      44.64
 9          36.86      36.86      36.86
10          31.05      31.05      31.05
15          15.80      15.80      15.80
20           9.44       9.44      11.99
25           6.08       6.08      10.34
30           4.05       4.05       9.27

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

     THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,068    190    266     342  1,094  1,171   1,247    -88.85%    -84.35%    -79.86%
 2          3,659   100,000 100,000 100,208    346    567     796  2,156  2,376   2,605    -82.64     -73.62     -65.25
 3          5,627   100,000 100,000 100,431  1,376  1,809   2,277  3,185  3,619   4,087    -52.45     -43.51     -35.21
 4          7,694   100,000 100,000 100,747  2,371  3,088   3,892  4,180  4,897   5,702    -37.90     -29.18     -21.11
 5          9,863   100,000 100,000 101,167  3,415  4,487   5,737  5,143  6,214   7,464    -28.96     -20.59     -12.83
 6         12,141   100,000 100,000 101,705  4,424  5,923   7,740  6,069  7,568   9,385    -23.51     -15.36      -7.84
 7         14,533   100,000 100,000 102,375  5,642  7,643  10,165  6,958  8,959  11,481    -18.76     -11.09      -3.94
 8         17,045   100,000 100,000 103,192  6,822  9,401  12,781  7,809 10,388  13,768    -15.63      -8.28      -1.38
 9         19,682   100,000 100,000 104,175  7,963 11,197  15,607  8,621 11,855  16,265    -13.44      -6.32       0.40
10         22,452   100,000 100,000 105,341  9,063 13,032  18,662  9,392 13,361  18,991    -11.85      -4.90       1.69
15         38,518   100,000 100,000 114,751 12,515 21,422  36,852 12,515 21,422  36,852     -9.57      -2.21       4.48
20         59,023   100,000 100,000 134,345 13,948 30,156  64,484 13,948 30,156  64,484     -9.54      -1.16       5.76
25         85,193   100,000 100,000 190,541 12,750 39,228 105,945 12,750 39,228 105,945    -11.23      -0.62       6.46
30        118,593   100,000 100,000 261,704  6,822 47,938 165,765  6,822 47,938 165,765    -19.93      -0.40       6.81
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,786.33%
 2         618.59     618.59     619.39
 3         250.44     250.44     251.01
 4         144.56     144.56     145.09
 5          97.48      97.48      98.04
 6          71.62      71.62      72.22
 7          55.51      55.51      56.17
 8          44.64      44.64      45.37
 9          36.86      36.86      37.67
10          31.05      31.05      31.96
15          15.80      15.80      17.30
20           9.44       9.44      11.83
25           6.08       6.08      10.22
30           4.05       4.05       9.18

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

          THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
1           4,376   250,000 250,000 250,000    711     909   1,109  2,973   3,171   3,370    -82.94%    -78.18%    -73.40%
2           8,971   250,000 250,000 250,000  1,348   1,930   2,537  5,872   6,454   7,060    -74.27     -65.55     -57.34
3          13,795   250,000 250,000 250,000  4,176   5,330   6,582  8,700   9,854  11,105    -45.56     -36.94     -28.82
4          18,861   250,000 250,000 250,000  6,927   8,849  11,015 11,451  13,372  15,538    -32.17     -23.78     -15.91
5          24,179   250,000 250,000 250,000  9,809  12,697  16,085 14,127  17,015  20,403    -24.13     -16.08      -8.51
6          29,764   250,000 250,000 250,000 12,610  16,670  21,627 16,722  20,782  25,739    -19.31     -11.49      -4.13
7          35,628   250,000 250,000 250,000 15,944  21,387  28,307 19,234  24,677  31,597    -15.16      -7.77      -0.75
8          41,786   250,000 250,000 250,000 19,193  26,235  35,563 21,661  28,703  38,030    -12.45      -5.35       1.43
9          48,251   250,000 250,000 250,000 22,367  31,232  43,470 24,012  32,877  45,115    -10.56      -3.69       2.94
10         55,039   250,000 250,000 250,000 25,459  36,379  52,095 26,282  37,201  52,917     -9.20      -2.49       4.02
15         94,425   250,000 250,000 258,194 36,102  61,070 105,621 36,102  61,070 105,621     -7.24      -0.29       6.31
20        144,692   250,000 250,000 404,633 47,234  93,611 194,269 47,234  93,611 194,269     -5.79       1.09       7.51
25        208,848   250,000 250,000 602,066 55,538 133,405 334,845 55,538 133,405 334,845     -5.27       1.85       8.11
30        290,728   250,000 288,271 878,247 59,896 181,802 556,427 59,896 181,802 556,427     -5.30       2.32       8.45
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
1        5,898.79%  5,898.79%  5,898.79%
2          626.13     626.13     626.13
3          253.02     253.02     253.02
4          145.96     145.96     145.96
5           98.42      98.42      98.42
6           72.31      72.31      72.31
7           56.07      56.07      56.07
8           45.10      45.10      45.10
9           37.25      37.25      37.25
10          31.39      31.39      31.39
15          16.01      16.01      16.37
20           9.60       9.60      13.47
25           6.21       6.21      11.80
30           4.16       4.95      10.76

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

          THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
 1          4,376   250,052 250,236 250,418    711     909   1,108  2,973   3,171   3,370    -82.94%    -78.18%    -73.41%
 2          8,971   250,000 250,488 251,059  1,348   1,929   2,534  5,872   6,453   7,058    -74.27     -65.57     -57.37
 3         13,795   250,000 250,757 251,949  4,176   5,328   6,575  8,699   9,851  11,099    -45.56     -36.96     -28.85
 4         18,861   250,000 251,045 253,123  6,927   8,843  11,000 11,451  13,367  15,524    -32.17     -23.81     -15.95
 5         24,179   250,000 251,352 254,616  9,809  12,688  16,058 14,127  17,006  20,376    -24.13     -16.10      -8.56
 6         29,764   250,000 251,680 256,467 12,610  16,656  21,579 16,722  20,768  25,691    -19.31     -11.51      -4.20
 7         35,628   250,000 252,030 258,722 15,944  21,365  28,227 19,234  24,655  31,517    -15.16      -7.79      -0.82
 8         41,786   250,000 252,403 261,427 19,193  26,205  35,436 21,661  28,672  37,904    -12.45      -5.38       1.35
 9         48,251   250,000 252,813 264,651 22,367  31,190  43,278 24,012  32,835  44,923    -10.56      -3.71       2.85
10         55,039   250,000 253,263 268,453 25,459  36,322  51,810 26,282  37,144  52,633     -9.20      -2.52       3.92
15         94,425   250,000 256,122 298,713 36,102  60,861 104,087 36,102  60,861 104,087     -7.24      -0.34       6.14
20        144,692   250,000 265,271 398,939 47,234  93,067 191,536 47,234  93,067 191,536     -5.79       1.04       7.39
25        208,848   250,000 279,339 594,231 55,538 131,816 330,487 55,538 131,816 330,487     -5.27       1.76       8.03
30        290,728   250,000 300,774 867,331 59,896 178,382 549,511 59,896 178,382 549,511     -5.30       2.20       8.39
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,900.06%  5,904.45%  5,908.85%
 2         626.13     626.88     627.77
 3         253.02     253.42     254.05
 4         145.96     146.26     146.85
 5          98.42      98.68      99.29
 6          72.31      72.55      73.22
 7          56.07      56.29      57.03
 8          45.10      45.32      46.14
 9          37.25      37.47      38.39
10          31.39      31.62      32.64
15          16.01      16.28      17.96
20           9.60      10.08      13.36
25           6.21       6.94      11.72
30           4.16       5.19      10.70

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

     THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
 1          4,376   250,000 250,000 250,000    474     665     856  2,736   2,927   3,118    -88.63%    -84.04%    -79.46%
 2          8,971   250,000 250,000 250,000    866   1,417   1,991  5,389   5,941   6,515    -82.35     -73.19     -64.69
 3         13,795   250,000 250,000 250,000  3,439   4,523   5,697  7,963   9,047  10,221    -51.84     -42.83     -34.44
 4         18,861   250,000 250,000 250,000  5,927   7,719   9,739 10,451  12,243  14,262    -37.27     -28.52     -20.38
 5         24,179   250,000 250,000 250,000  8,538  11,217  14,358 12,856  15,535  18,676    -28.37     -19.97     -12.17
 6         29,764   250,000 250,000 250,000 11,059  14,807  19,382 15,171  18,919  23,494    -22.96     -14.81      -7.24
 7         35,628   250,000 250,000 250,000 14,104  19,106  25,467 17,394  22,396  28,757    -18.27     -10.60      -3.40
 8         41,786   250,000 250,000 250,000 17,054  23,501  32,041 19,522  25,969  34,509    -15.17      -7.83      -0.88
 9         48,251   250,000 250,000 250,000 19,908  27,993  39,157 21,553  29,638  40,802    -13.02      -5.92       0.86
10         55,039   250,000 250,000 250,000 22,658  32,580  46,866 23,480  33,403  47,688    -11.47      -4.53       2.12
15         94,425   250,000 250,000 250,000 31,288  53,555  93,390 31,288  53,555  93,390     -9.28      -1.96       4.87
20        144,692   250,000 250,000 342,754 34,869  75,390 164,519 34,869  75,390 164,519     -9.30      -0.97       6.11
25        208,848   250,000 250,000 485,328 31,876  98,069 269,852 31,876  98,069 269,852    -11.00      -0.47       6.71
30        290,728   250,000 250,000 665,950 17,054 119,846 421,818 17,054 119,846 421,818    -19.62      -0.27       7.01


           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,898.79%  5,898.79%  5,898.79%
 2         626.13     626.13     626.13
 3         253.02     253.02     253.02
 4         145.96     145.96     145.96
 5          98.42      98.42      98.42
 6          72.31      72.31      72.31
 7          56.07      56.07      56.07
 8          45.10      45.10      45.10
 9          37.25      37.25      37.25
10          31.39      31.39      31.39
15          16.01      16.01      16.01
20           9.60       9.60      12.15
25           6.21       6.21      10.46
30           4.16       4.16       9.37

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

     THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
 1          4,376   250,000 250,000 250,169    474     665     856  2,736   2,927   3,118    -88.63%    -84.04%    -79.46%
 2          8,971   250,000 250,000 250,520    866   1,417   1,990  5,389   5,941   6,514    -82.35     -73.19     -64.71
 3         13,795   250,000 250,000 251,078  3,439   4,523   5,694  7,963   9,047  10,217    -51.84     -42.83     -34.47
 4         18,861   250,000 250,000 251,867  5,927   7,719   9,730 10,451  12,243  14,254    -37.27     -28.52     -20.41
 5         24,179   250,000 250,000 252,918  8,538  11,217  14,341 12,856  15,535  18,659    -28.37     -19.97     -12.20
 6         29,764   250,000 250,000 254,263 11,059  14,807  19,350 15,171  18,919  23,463    -22.96     -14.81      -7.28
 7         35,628   250,000 250,000 255,938 14,104  19,106  25,413 17,394  22,396  28,703    -18.27     -10.60      -3.45
 8         41,786   250,000 250,000 257,981 17,054  23,501  31,953 19,522  25,969  34,420    -15.17      -7.83      -0.95
 9         48,251   250,000 250,000 260,436 19,908  27,993  39,018 21,553  29,638  40,663    -13.02      -5.92       0.79
10         55,039   250,000 250,000 263,352 22,658  32,580  46,654 23,480  33,403  47,477    -11.47      -4.53       2.04
15         94,425   250,000 250,000 286,876 31,288  53,555  92,129 31,288  53,555  92,129     -9.28      -1.96       4.71
20        144,692   250,000 250,000 335,862 34,869  75,390 161,211 34,869  75,390 161,211     -9.30      -0.97       5.93
25        208,848   250,000 250,000 476,353 31,876  98,069 264,862 31,876  98,069 264,862    -11.00      -0.47       6.59
30        290,728   250,000 250,000 654,260 17,054 119,846 414,413 17,054 119,846 414,413    -19.62      -0.27       6.91
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,898.79%  5,898.79%  5,902.85%
 2         626.13     626.13     626.93
 3         253.02     253.02     253.59
 4         145.96     145.96     146.50
 5          98.42      98.42      98.97
 6          72.31      72.31      72.91
 7          56.07      56.07      56.73
 8          45.10      45.10      45.83
 9          37.25      37.25      38.07
10          31.39      31.39      32.30
15          16.01      16.01      17.52
20           9.60       9.60      11.99
25           6.21       6.21      10.34
30           4.16       4.16       9.28

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available in 1997. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. Both were made available to the Variable Account on May 1, 2000. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of
 .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                                 ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                         FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
BondIncome......    2.83%   11.93    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
MoneyMarket.....    3.08%    9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35
                                                               8/26/83-  8/26/83-
                                                               12/31/99  12/31/99
                                                                TOTAL    EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------       -------- -------- -------- -------- -------- --------- ---------
Capital Growth*.   37.21%   20.34%   22.74%   33.29%   15.01%  2,707.00%   22.63%
BondIncome......   20.47     3.98    10.23     8.39    -1.06     309.50     9.01
MoneyMarket.....    5.07     4.50     4.71     4.63     4.34     147.55     5.70

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.....  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%     .51%   36.10%   21.73%   31.70%   27.17%
Managed.........   -1.06    8.83    18.37     2.59    19.45     6.06     9.99    -1.70    30.48    14.34    25.81    18.94
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....  19.66%   527.46%   15.60%
Managed.........   9.31    337.07    12.35

                                                        ANNUAL NET RATE OF RETURN
                             -------------------------------------------------------------------------------- 4/30/93-  4/30/93-
                                                                FOR ONE YEAR ENDING                           12/31/99  12/31/99
                             4/30/93- -----------------------------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                  12/31/93         12/31/94          12/31/95 12/31/96  12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------                  -------- ------------------------- -------- --------- -------- -------- -------- --------- ---------
Growth and Income..........   13.78%            -1.80%           35.65%    17.38%   32.67%   23.71%    8.70%   217.42%    18.91%
Mid Cap Value**............   14.28              -.87            29.57     16.90    16.62    -6.03    -0.25     87.59      9.89
                                                             ANNUAL NET RATE OF RETURN
                                      -----------------------------------------------------------------------  5/2/94-   5/2/94-
                                                                             FOR ONE YEAR ENDING              12/31/99  12/31/99
                                               5/2/94-          ---------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                   12/31/94          12/31/95 12/31/96  12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------                           ------------------------- -------- --------- -------- -------- -------- --------- ---------
Small Cap...........................            -3.61%           28.08%    29.90%   24.11%   -2.28%   30.96%   154.68%    17.94%
                                                             ANNUAL NET RATE OF RETURN
                                      ----------------------------------------------------------------------- 10/31/94- 10/31/94-
                                                                             FOR ONE YEAR ENDING              12/31/99  12/31/99
                                              10/31/94-         ---------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                   12/31/94          12/31/95 12/31/96  12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------                           ------------------------- -------- --------- -------- -------- -------- --------- ---------
Equity Growth.......................            -4.29%           47.81%    12.49%   24.88%   46.90%   33.33%   289.22%    30.09%
Balanced***.........................             -.20            24.05     16.21    15.48     8.46    -5.63     70.05     10.82
Venture Value.......................            -3.60            38.45     25.08    32.70    13.73    16.81    194.33     23.24
International Equity****............             2.50             5.60      6.03    -1.89     6.63    23.87     48.72      7.99
                                      ANNUAL NET RATE OF RETURN 4/30/99- 4/30/99-
                                      ------------------------- 12/31/99 12/31/99
                                                                 TOTAL   EFFECTIVE
                                                                 RETURN   ANNUAL
                                                                -------- ---------
                                              4/30/99-
SUB-ACCOUNT                                   12/31/99
-----------                                   --------
Investors...........................             2.44%            2.44%      N/A
Research Managers...................            19.32            19.32       N/A

-------

   * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

  ** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

 *** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.

**** The Morgan Stanley International Magnum Equity Series' sub-adviser was
     Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.

         SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                  ANNUAL NET RATE OF RETURN
                                 -----------------------------3/3/97-   3/3/97-
                                          FOR ONE YEAR ENDING 12/31/99 12/31/99
                                 3/3/97-  -------------------- TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/97 12/31/98  12/31/99   RETURN   ANNUAL
-----------                      -------- --------- ------------------ ---------
Mid Cap........................   27.57%    36.37%    121.59% 285.53%   61.15%
                                  ANNUAL NET RATE OF RETURN
                                 -----------------------------11/9/98- 11/9/98-
                                          FOR ONE YEAR ENDING 12/31/99 12/31/99
                                 11/9/98- -------------------- TOTAL   EFFECTIVE
                                 12/31/98      12/31/99        RETURN   ANNUAL
                                 -------- ---------------------------- ---------
Russell 2000 Index.............   5.39%         22.00%         28.57%   24.63%

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .06%    -3.08%   21.98%   16.64%   -15.80%  31.07%   16.39%   17.59%    6.43%   34.29%   13.59%   27.34%
                                   10/9/86- 10/9/86-
                                   12/31/99 12/31/99
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Equity-Income...  10.96%   5.69%   409.85%   13.11%

                                                          ANNUAL NET RATE OF RETURN
             --------------------------------------------------------------------------------------------------------------------
                                                                  FOR ONE YEAR ENDING
             1/28/87- -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT  12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
-----------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas ...  -5.90%    7.48%   25.53%   -2.26%    7.79%   -11.12%  36.53%    1.12%    9.02%   12.53%   10.89%   12.08%   41.77%

                      1/28/87-     1/28/87-
                      12/31/99     12/31/99
                       TOTAL       EFFECTIVE
                       RETURN       ANNUAL
                   --------------  ---------
SUB-ACCOUNT
-----------
Overseas...            252.81%       10.25%

                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.20%   16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                                            9/19/85- 9/19/85-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
High Income.....  16.96%   -4.90%    7.51%   301.69%   10.23%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 9/6/89-
                                                             FOR ONE YEAR ENDING                                    12/31/99
                 9/6/89-  -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager...   .62%     6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%   19.93%   14.36%   10.43%   225.80%
                  9/6/89-
                 12/31/99
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Asset Manager...   12.13%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $100,000 face amount and annual premiums of $1,700, paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and Back Bay Managed Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy with an Option 1 death benefit was issued with a $250,000 face amount and annual premiums of $4,168, paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and Back Bay Managed Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                      MALE NONSMOKER STANDARD RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,000 $  1,468 $    563       --             --
December 31, 1983.......   1,700   100,000  100,000    1,478      573    -95.61%           --
December 31, 1984.......   3,400   100,000  100,000    2,584      774    -91.70       1,881.12%
December 31, 1985.......   5,100   100,000  100,000    5,667    3,857    -19.67         419.30
December 31, 1986.......   6,800   100,000  100,000   12,056   10,247     23.05         200.35
December 31, 1987.......   8,500   100,000  100,000   19,120   17,344     31.34         123.66
December 31, 1988.......  10,200   100,000  100,000   18,462   16,769     17.51          86.38
December 31, 1989.......  11,900   100,000  100,000   25,090   23,582     20.23          64.82
December 31, 1990.......  13,600   100,000  100,000   24,986   23,807     14.28          50.96
December 31, 1991.......  15,300   100,000  119,119   39,446   38,596     20.53          45.30
December 31, 1992.......  17,000   100,000  112,020   38,026   37,505     15.66          36.61
December 31, 1993.......  18,700   100,000  128,826   44,514   44,323     15.34          33.47
December 31, 1994.......  20,400   100,000  117,689   41,710   41,710     11.64          27.53
December 31, 1995.......  22,100   100,000  156,966   58,754   58,754     14.40          27.98
December 31, 1996.......  23,800   100,000  190,548   71,387   71,387     14.84          27.21
December 31, 1997.......  25,500   100,000  212,869   88,110   88,110     15.43          25.63
December 31, 1998.......  27,200   100,000  288,052  118,041  118,041     16.85          26.34
December 31, 1999.......  28,900   100,000  311,250  136,546  136,546     16.62          24.76

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,000 $  1,468 $    563       --             --
December 31, 1983.......   1,700   100,000  100,000    1,391      486    -97.26%           --
December 31, 1984.......   3,400   100,000  100,000    2,792      982    -85.87       1,881.12%
December 31, 1985.......   5,100   100,000  100,000    4,479    2,669    -42.57         419.30
December 31, 1986.......   6,800   100,000  100,000    6,245    4,435    -22.33         200.35
December 31, 1987.......   8,500   100,000  100,000    7,460    5,685    -16.97         123.66
December 31, 1988.......  10,200   100,000  100,000    9,140    7,447    -11.08          86.38
December 31, 1989.......  11,900   100,000  100,000   11,295    9,787     -5.88          64.82
December 31, 1990.......  13,600   100,000  100,000   13,241   12,062     -3.14          50.96
December 31, 1991.......  15,300   100,000  100,000   16,644   15,795       .73          41.39
December 31, 1992.......  17,000   100,000  100,000   18,916   18,395      1.62          34.43
December 31, 1993.......  18,700   100,000  100,000   22,178   21,986      2.99          29.16
December 31, 1994.......  20,400   100,000  100,000   22,235   22,235      1.46          25.06
December 31, 1995.......  22,100   100,000  100,000   27,870   27,870      3.58          21.79
December 31, 1996.......  23,800   100,000  100,000   29,991   29,991      3.30          19.12
December 31, 1997.......  25,500   100,000  100,000   34,031   34,031      3.82          16.91
December 31, 1998.......  27,200   100,000  100,000   37,940   37,940      4.10          15.06
December 31, 1999.......  28,900   100,000  100,000   38,669   38,669      3.39          13.49

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1983.......   1,700   100,000  100,000   1,394     489     -97.21%           --
December 31, 1984.......   3,400   100,000  100,000   2,705     896     -88.42       1,881.12%
December 31, 1985.......   5,100   100,000  100,000   4,060   2,250     -52.04         419.30
December 31, 1986.......   6,800   100,000  100,000   5,437   3,627     -32.34         200.35
December 31, 1987.......   8,500   100,000  100,000   6,872   5,097     -21.54         123.66
December 31, 1988.......  10,200   100,000  100,000   8,453   6,760     -14.53          86.38
December 31, 1989.......  11,900   100,000  100,000  10,262   8,754      -9.28          64.82
December 31, 1990.......  13,600   100,000  100,000  12,096  10,917      -5.78          50.96
December 31, 1991.......  15,300   100,000  100,000  13,809  12,959      -3.86          41.39
December 31, 1992.......  17,000   100,000  100,000  15,264  14,743      -2.97          34.43
December 31, 1993.......  18,700   100,000  100,000  16,620  16,428      -2.45          29.16
December 31, 1994.......  20,400   100,000  100,000  18,165  18,165      -2.01          25.06
December 31, 1995.......  22,100   100,000  100,000  20,039  20,039      -1.56          21.79
December 31, 1996.......  23,800   100,000  100,000  21,862  21,862      -1.25          19.12
December 31, 1997.......  25,500   100,000  100,000  23,782  23,782       -.96          16.91
December 31, 1998.......  27,200   100,000  100,000  25,847  25,847       -.65          15.06
December 31, 1999.......  28,900   100,000  100,000  28,060  28,060       -.35          13.49

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,105     201     -95.91%           --
December 31, 1988.......   3,400   100,000  100,000   2,493     683     -80.43         990.78%
December 31, 1989.......   5,100   100,000  100,000   4,650   2,841     -31.55         317.67
December 31, 1990.......   6,800   100,000  100,000   5,474   3,665     -26.87         168.91
December 31, 1991.......   8,500   100,000  100,000   8,308   6,553      -9.63         109.40
December 31, 1992.......  10,200   100,000  100,000  10,018   8,345      -6.32          78.50
December 31, 1993.......  11,900   100,000  100,000  12,071  10,645      -3.04          59.92
December 31, 1994.......  13,600   100,000  100,000  13,207  12,110      -2.79          47.67
December 31, 1995.......  15,300   100,000  100,000  19,403  18,635       4.19          39.04
December 31, 1996.......  17,000   100,000  100,000  24,631  24,192       6.71          32.69
December 31, 1997.......  18,700   100,000  100,000  33,751  33,642      10.03          27.83
December 31, 1998.......  20,400   100,000  116,166  44,030  44,030      11.92          26.20
December 31, 1999.......  22,100   100,000  136,211  53,683  53,683      12.59          25.05

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1987.......   1,700   100,000  100,000   1,254     349     -90.62%          --
December 31, 1988.......   3,400   100,000  100,000   2,565     756     -77.94        990.78%
December 31, 1989.......   5,100   100,000  100,000   4,354   2,545     -36.74        317.67
December 31, 1990.......   6,800   100,000  100,000   5,623   3,814     -25.23        168.91
December 31, 1991.......   8,500   100,000  100,000   7,930   6,175     -11.81        109.40
December 31, 1992.......  10,200   100,000  100,000   9,586   7,914      -7.99         78.50
December 31, 1993.......  11,900   100,000  100,000  11,666  10,241      -4.10         59.92
December 31, 1994.......  13,600   100,000  100,000  12,531  11,435      -4.19         47.67
December 31, 1995.......  15,300   100,000  100,000  17,690  16,922       2.15         39.04
December 31, 1996.......  17,000   100,000  100,000  21,272  20,833       3.89         32.69
December 31, 1997.......  18,700   100,000  100,000  28,010  27,900       6.90         27.83
December 31, 1998.......  20,400   100,000  100,000  34,388  34,388       8.19         24.01
December 31, 1999.......  22,100   100,000  100,000  38,610  38,610       8.05         20.95

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1993.......   1,700   100,000  100,000   1,431     526     -82.57%          --
December 31, 1994.......   3,400   100,000  100,000   2,569     759     -77.71        986.29%
December 31, 1995.......   5,100   100,000  100,000   4,741   2,931     -29.98        316.99
December 31, 1996.......   6,800   100,000  100,000   6,721   4,912     -14.52        168.67
December 31, 1997.......   8,500   100,000  100,000   9,169   7,421      -5.05        109.30
December 31, 1998.......  10,200   100,000  100,000   9,447   7,781      -8.51         78.44
December 31, 1999.......  11,900   100,000  100,000  10,394   8,996      -7.66         59.88

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1993.......   1,700   100,000  100,000   1,424     519     -82.93%          --
December 31, 1994.......   3,400   100,000  100,000   2,541     732     -78.64        986.29%
December 31, 1995.......   5,100   100,000  100,000   4,861   3,052     -28.01        316.99
December 31, 1996.......   6,800   100,000  100,000   6,940   5,130     -12.63        168.67
December 31, 1997.......   8,500   100,000  100,000  10,616   8,868       1.59        109.30
December 31, 1998.......  10,200   100,000  100,000  14,289  12,624       6.74         78.44
December 31, 1999.......  11,900   100,000  100,000  16,612  15,214       6.68         59.88

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1994.......   1,700   100,000  100,000   1,203     298     -92.69%          --
December 31, 1995.......   3,400   100,000  100,000   2,935   1,126     -65.50        995.30%
December 31, 1996.......   5,100   100,000  100,000   5,095   3,286     -24.38        318.36
December 31, 1997.......   6,800   100,000  100,000   7,752   5,943      -6.14        169.14
December 31, 1998.......   8,500   100,000  100,000   8,498   6,744      -8.59        109.51
December 31, 1999.......  10,200   100,000  100,000  12,619  10,947       2.23         78.56

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,327     422     -99.98%            --
December 31, 1995.......   3,400   100,000  100,000   3,056   1,247     -90.77        3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,586   2,776     -46.81          504.22
December 31, 1997.......   6,800   100,000  100,000   6,835   5,026     -17.77          222.99
December 31, 1998.......   8,500   100,000  100,000  11,342   9,553       5.40          133.25
December 31, 1999.......  10,200   100,000  100,000  16,373  14,667      13.58           91.47

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,404     499     -99.93%            --
December 31, 1995.......   3,400   100,000  100,000   2,927   1,118     -94.19        3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,549   2,740     -47.72          504.22
December 31, 1997.......   6,800   100,000  100,000   6,382   4,572     -23.20          222.99
December 31, 1998.......   8,500   100,000  100,000   8,083   6,294     -13.83          133.25
December 31, 1999.......  10,200   100,000  100,000   8,708   7,002     -14.27           91.47

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,360     455     -99.96%            --
December 31, 1995.......   3,400   100,000  100,000   3,056   1,246     -90.79        3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,981   3,171     -37.42          504.22
December 31, 1997.......   6,800   100,000  100,000   7,732   5,922      -8.21          222.99
December 31, 1998.......   8,500   100,000  100,000   9,986   8,197      -1.67          133.25
December 31, 1999.......  10,200   100,000  100,000  12,826  11,119       3.23           91.47

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,439     534      99.90%            --
December 31, 1995.......   3,400   100,000  100,000   2,745     936     -97.57        3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,051   2,242     -60.95          504.22
December 31, 1997.......   6,800   100,000  100,000   5,067   3,258     -42.33          222.99
December 31, 1998.......   8,500   100,000  100,000   6,546   4,757     -26.78          133.25
December 31, 1999.......  10,200   100,000  100,000   9,286   7,580     -11.22           91.47

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1999.......   1,700   100,000  100,000   1,257     353     -90.40%            --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1999.......   1,700   100,000  100,000   1,481     576     -80.03%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
March 3, 1997........... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1997.......   1,700   100,000  100,000   1,573     668     -67.51%           --
December 31, 1998.......   3,400   100,000  100,000   3,582   1,773     -40.20         773.31%
December 31, 1999.......   5,100   100,000  100,000  10,486   8,677      31.85         281.40

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
November 9, 1998........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1998.......   1,700   100,000  100,000   1,516     611     -99.92%           --
December 31, 1999.......   3,400   100,000  100,000   3,127   1,317     -90.93       3,351.70%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1986.......   1,700   100,000  100,000   1,411     506     -99.51%           --
December 31, 1987.......   3,400   100,000  100,000   2,309     500     -99.55       2,583.90%
December 31, 1988.......   5,100   100,000  100,000   3,893   2,084     -61.88         472.91
December 31, 1989.......   6,800   100,000  100,000   5,654   3,845     -31.74         214.97
December 31, 1990.......   8,500   100,000  100,000   5,930   4,141     -32.19         129.91
December 31, 1991.......  10,200   100,000  100,000   8,890   7,184     -12.96          89.71
December 31, 1992.......  11,900   100,000  100,000  11,512   9,949      -5.59          66.85
December 31, 1993.......  13,600   100,000  100,000  14,569  13,336       -.53          52.31
December 31, 1994.......  15,300   100,000  100,000  16,501  15,596        .45          42.34
December 31, 1995.......  17,000   100,000  100,000  23,364  22,788       6.07          35.13
December 31, 1996.......  18,700   100,000  100,000  27,496  27,250       7.00          29.70
December 31, 1997.......  20,400   100,000  101,112  36,010  36,010       9.50          25.65
December 31, 1998.......  22,100   100,000  107,896  41,219  41,219       9.52          23.18
December 31, 1999.......  23,800   100,000  114,507  44,548  44,548       8.83          21.12

VIP OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,082     177     -91.37%           --
December 31, 1988.......   3,400   100,000  100,000   2,469     660     -72.43         681.40%
December 31, 1989.......   5,100   100,000  100,000   4,404   2,594     -31.31         263.64
December 31, 1990.......   6,800   100,000  100,000   5,426   3,617     -24.47         149.61
December 31, 1991.......   8,500   100,000  100,000   7,013   5,286     -15.86         100.03
December 31, 1992.......  10,200   100,000  100,000   7,140   5,495     -17.89          73.11
December 31, 1993.......  11,900   100,000  100,000  11,214   9,898      -4.70          56.48
December 31, 1994.......  13,600   100,000  100,000  12,288  11,301      -4.20          45.31
December 31, 1995.......  15,300   100,000  100,000  14,754  14,096      -1.67          37.34
December 31, 1996.......  17,000   100,000  100,000  17,640  17,311        .33          31.41
December 31, 1997.......  18,700   100,000  100,000  20,729  20,729       1.73          26.85
December 31, 1998.......  20,400   100,000  100,000  24,327  24,327       2.71          23.24
December 31, 1999.......  22,100   100,000  100,000  35,916  35,916       6.80          20.32

VIP HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1985.......   1,700   100,000  100,000   1,467     562     -98.02%           --
December 31, 1986.......   3,400   100,000  100,000   2,905   1,095     -86.54       2,221.74%
December 31, 1987.......   5,100   100,000  100,000   4,031   2,221     -55.54         447.18
December 31, 1988.......   6,800   100,000  100,000   5,592   3,782     -31.50         208.10
December 31, 1989.......   8,500   100,000  100,000   6,370   4,588     -26.80         127.00
December 31, 1990.......  10,200   100,000  100,000   7,252   5,552     -22.20          88.17
December 31, 1991.......  11,900   100,000  100,000  10,819   9,284      -7.64          65.92
December 31, 1992.......  13,600   100,000  100,000  14,282  13,076      -1.04          51.69
December 31, 1993.......  15,300   100,000  100,000  18,173  17,295       2.84          41.90
December 31, 1994.......  17,000   100,000  100,000  18,814  18,265       1.49          34.81
December 31, 1995.......  18,700   100,000  100,000  23,616  23,397       4.17          29.45
December 31, 1996.......  20,400   100,000  100,000  27,729  27,729       5.18          25.29
December 31, 1997.......  22,100   100,000  100,000  33,431  33,431       6.36          21.97
December 31, 1998.......  23,800   100,000  100,000  32,877  32,877       4.62          19.27
December 31, 1999.......  25,500   100,000  100,000  36,334  36,334       4.70          17.03

VIP II ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1989.......   1,700   100,000  100,000   1,395     490     -98.00%           --
December 31, 1990.......   3,400   100,000  100,000   2,684     875     -90.67       2,026.44%
December 31, 1991.......   5,100   100,000  100,000   4,426   2,617     -44.72         431.70
December 31, 1992.......   6,800   100,000  100,000   6,061   4,251     -24.89         203.84
December 31, 1993.......   8,500   100,000  100,000   8,463   6,681     -10.32         125.18
December 31, 1994.......  10,200   100,000  100,000   8,904   7,204     -12.40          87.19
December 31, 1995.......  11,900   100,000  100,000  11,503   9,968      -5.37          65.32
December 31, 1996.......  13,600   100,000  100,000  14,222  13,016      -1.15          51.29
December 31, 1997.......  15,300   100,000  100,000  18,098  17,221       2.72          41.62
December 31, 1998.......  17,000   100,000  100,000  21,888  21,340       4.65          34.60
December 31, 1999.......  18,700   100,000  100,000  25,250  25,031       5.37          29.30

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,000    3,804    1,542    -94.26%           --
December 31, 1984.......   8,335   250,000  250,000    6,853    2,329    -86.84       1,911.21%
December 31, 1985.......  12,503   250,000  250,000   15,173   10,649    -11.55         424.10
December 31, 1986.......  16,670   250,000  250,000   32,434   27,910     29.28         202.39
December 31, 1987.......  20,838   250,000  250,000   51,557   47,119     36.06         124.87
December 31, 1988.......  25,005   250,000  250,000   49,852   45,619     21.21          87.22
December 31, 1989.......  29,173   250,000  250,000   67,880   64,110     23.30          65.47
December 31, 1990.......  33,340   250,000  250,000   67,677   64,730     16.89          51.48
December 31, 1991.......  37,508   250,000  322,884  106,924  104,799     22.75          47.57
December 31, 1992.......  41,675   250,000  303,714  103,097  101,794     17.62          38.56
December 31, 1993.......  45,843   250,000  349,520  120,772  120,293     17.08          35.19
December 31, 1994.......  50,010   250,000  319,570  113,258  113,258     13.24          29.09
December 31, 1995.......  54,178   250,000  426,741  159,734  159,734     15.85          29.40
December 31, 1996.......  58,345   250,000  518,665  194,314  194,314     16.18          28.51
December 31, 1997.......  62,513   250,000  580,428  240,248  240,248     16.68          26.85
December 31, 1998.......  66,680   250,000  786,935  322,478  322,478     18.02          27.49
December 31, 1999.......  70,848   250,000  851,084  373,373  373,373     17.71          25.83

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,000    3,587    1,325    -96.29%           --
December 31, 1984.......   8,335   250,000  250,000    7,387    2,863    -79.92       1,911.21%
December 31, 1985.......  12,503   250,000  250,000   11,976    7,452    -34.86         424.10
December 31, 1986.......  16,670   250,000  250,000   16,799   12,276    -16.14         202.39
December 31, 1987.......  20,838   250,000  250,000   20,153   15,715    -11.93         124.87
December 31, 1988.......  25,005   250,000  250,000   24,781   20,549     -6.90          87.22
December 31, 1989.......  29,173   250,000  250,000   30,727   26,957     -2.36          65.47
December 31, 1990.......  33,340   250,000  250,000   36,126   33,179      -.13          51.48
December 31, 1991.......  37,508   250,000  250,000   45,532   43,407      3.33          41.83
December 31, 1992.......  41,675   250,000  250,000   51,874   50,571      3.94          34.81
December 31, 1993.......  45,843   250,000  250,000   60,947   60,467      5.07          29.50
December 31, 1994.......  50,010   250,000  250,000   61,235   61,235      3.41          25.36
December 31, 1995.......  54,178   250,000  250,000   76,916   76,916      5.36          22.06
December 31, 1996.......  58,345   250,000  250,000   82,936   82,936      4.98          19.37
December 31, 1997.......  62,513   250,000  250,000   94,307   94,307      5.39          17.14
December 31, 1998.......  66,680   250,000  254,406  105,463  105,463      5.59          15.46
December 31, 1999.......  70,848   250,000  253,240  107,639  107,639      4.81          13.82

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,000    3,594    1,333    -96.23%           --
December 31, 1984.......   8,335   250,000  250,000    7,161    2,637    -82.93       1,911.21%
December 31, 1985.......  12,503   250,000  250,000   10,861    6,337    -44.40         424.10
December 31, 1986.......  16,670   250,000  250,000   14,637   10,113    -25.96         202.39
December 31, 1987.......  20,838   250,000  250,000   18,590   14,152    -16.32         124.87
December 31, 1988.......  25,005   250,000  250,000   22,955   18,723    -10.19          87.22
December 31, 1989.......  29,173   250,000  250,000   27,966   24,196     -5.62          65.47
December 31, 1990.......  33,340   250,000  250,000   33,066   30,119     -2.65          51.48
December 31, 1991.......  37,508   250,000  250,000   37,861   35,736     -1.12          41.83
December 31, 1992.......  41,675   250,000  250,000   41,965   40,663      -.51          34.81
December 31, 1993.......  45,843   250,000  250,000   45,821   45,341      -.21          29.50
December 31, 1994.......  50,010   250,000  250,000   50,221   50,221       .07          25.36
December 31, 1995.......  54,178   250,000  250,000   55,567   55,567       .40          22.06
December 31, 1996.......  58,345   250,000  250,000   60,807   60,807       .60          19.37
December 31, 1997.......  62,513   250,000  250,000   66,366   66,366       .81          17.14
December 31, 1998.......  66,680   250,000  250,000   72,470   72,470      1.05          15.27
December 31, 1999.......  70,848   250,000  250,000   78,834   78,834      1.26          13.69

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    2,913      652    -93.77%           --
December 31, 1988.......   8,335   250,000  250,000    6,684    2,161    -73.63       1,004.35%
December 31, 1989.......  12,503   250,000  250,000   12,542    8,018    -24.58         321.10
December 31, 1990.......  16,670   250,000  250,000   14,828   10,304    -21.18         170.58
December 31, 1991.......  20,838   250,000  250,000   22,585   18,198     -5.04         110.46
December 31, 1992.......  25,005   250,000  250,000   27,304   23,123     -2.47          79.27
December 31, 1993.......  29,173   250,000  250,000   32,974   29,410       .22          60.52
December 31, 1994.......  33,340   250,000  250,000   36,164   33,422       .06          48.15
December 31, 1995.......  37,508   250,000  250,000   53,226   51,307      6.63          39.46
December 31, 1996.......  41,675   250,000  250,000   67,666   66,570      8.86          33.05
December 31, 1997.......  45,843   250,000  266,094   92,778   92,504     11.94          29.16
December 31, 1998.......  50,010   250,000  319,440  121,077  121,077     13.64          27.88
December 31, 1999.......  54,178   250,000  374,820  147,722  147,722     14.16          26.58

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    3,303    1,041    -87.45%           --
December 31, 1988.......   8,335   250,000  250,000    6,870    2,346    -71.05       1,004.35%
December 31, 1989.......  12,503   250,000  250,000   11,736    7,212    -29.85         321.10
December 31, 1990.......  16,670   250,000  250,000   15,220   10,696    -19.61         170.58
December 31, 1991.......  20,838   250,000  250,000   21,541   17,154     -7.22         110.46
December 31, 1992.......  25,005   250,000  250,000   26,109   21,928     -4.14          79.27
December 31, 1993.......  29,173   250,000  250,000   31,855   28,291      -.84          60.52
December 31, 1994.......  33,340   250,000  250,000   34,306   31,564     -1.32          48.15
December 31, 1995.......  37,508   250,000  250,000   48,530   46,611      4.61          39.46
December 31, 1996.......  41,675   250,000  250,000   58,458   57,361      6.08          33.05
December 31, 1997.......  45,843   250,000  250,000   77,064   76,789      8.84          28.15
December 31, 1998.......  50,010   250,000  254,614   94,740   94,740      9.96          24.57
December 31, 1999.......  54,178   250,000  275,072  106,426  106,426      9.68          22.48

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,000    3,783    1,522    -77.71%           --
December 31, 1994.......   8,335   250,000  250,000    6,893    2,369    -70.63         999.79%
December 31, 1995.......  12,503   250,000  250,000   12,776    8,252    -23.07         320.41
December 31, 1996.......  16,670   250,000  250,000   18,184   13,660     -9.00         170.35
December 31, 1997.......  20,838   250,000  250,000   24,847   20,477      -.65         110.35
December 31, 1998.......  25,005   250,000  250,000   25,721   21,557     -4.67          79.20
December 31, 1999.......  29,173   250,000  250,000   28,399   24,903     -4.32          60.48

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,000    3,765    1,503    -78.11%           --
December 31, 1994.......   8,335   250,000  250,000    6,824    2,300    -71.58         999.79%
December 31, 1995.......  12,503   250,000  250,000   13,111    8,587    -21.01         320.41
December 31, 1996.......  16,670   250,000  250,000   18,786   14,263     -7.08         170.35
December 31, 1997.......  20,838   250,000  250,000   28,778   24,408      5.97         110.35
December 31, 1998.......  25,005   250,000  250,000   38,827   34,663     10.36          79.20
December 31, 1999.......  29,173   250,000  250,000   45,228   41,732      9.73          60.48

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,175     913     -89.78%           --
December 31, 1995.......   8,335   250,000  250,000   7,863   3,339     -57.77       1,008.95%
December 31, 1996.......  12,503   250,000  250,000  13,738   9,214     -17.34         321.80
December 31, 1997.......  16,670   250,000  250,000  20,940  16,416       -.71         170.81
December 31, 1998.......  20,838   250,000  250,000  23,068  18,681      -4.08         110.57
December 31, 1999.......  25,005   250,000  250,000  34,339  30,158       5.94          79.33

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,381   1,119     -99.96%           --
December 31, 1995.......   8,335   250,000  250,000   8,036   3,512     -84.69       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  12,195   7,671     -38.38         510.22
December 31, 1997.......  16,670   250,000  250,000  18,301  13,778     -11.28         225.29
December 31, 1998.......  20,838   250,000  250,000  30,494  26,022      10.31         134.56
December 31, 1999.......  25,005   250,000  250,000  44,136  39,869      17.45          92.36

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,575   1,313     -99.90%           --
December 31, 1995.......   8,335   250,000  250,000   7,687   3,163     -89.46       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  12,097   7,574     -39.30         510.22
December 31, 1997.......  16,670   250,000  250,000  17,091  12,567     -16.62         225.29
December 31, 1998.......  20,838   250,000  250,000  21,744  17,271      -8.64         134.56
December 31, 1999.......  25,005   250,000  250,000  23,512  19,246      -9.88          92.36

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,465   1,203     -99.94%           --
December 31, 1995.......   8,335   250,000  250,000   8,027   3,504     -84.81       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  13,243   8,719     -28.96         510.22
December 31, 1997.......  16,670   250,000  250,000  20,692  16,168      -1.83         225.29
December 31, 1998.......  20,838   250,000  250,000  26,829  22,356       3.25         134.56
December 31, 1999.......  25,005   250,000  250,000  34,563  30,297       7.18          92.36

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,663   1,401     -99.85%           --
December 31, 1995.......   8,335   250,000  250,000   7,208   2,685     -94.71       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  10,771   6,247     -52.62         510.22
December 31, 1997.......  16,670   250,000  250,000  13,573   9,049     -35.33         225.29
December 31, 1998.......  20,838   250,000  250,000  17,617  13,144     -21.22         134.56
December 31, 1999.......  25,005   250,000  250,000  25,118  20,851      -6.84          92.36

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1999.......   4,168   250,000  250,000   3,347   1,085     -86.53%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1999.......   4,168   250,000  250,000   3,928   1,666     -74.49%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
March 3, 1997........... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1997.......   4,168   250,000  250,000   4,181   1,919     -60.70%           --
December 31, 1998.......   8,335   250,000  250,000   9,637   5,114     -31.67         783.27%
December 31, 1999.......  12,503   250,000  250,000  28,210  23,686      39.03         284.37

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
November 9, 1998........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1998.......   4,168   250,000  250,000   3,835   1,573     -99.89%           --
December 31, 1999.......   8,335   250,000  250,000   8,181   3,658     -85.00       3,412.92%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1986.......   4,168   250,000  250,000   3,592   1,330     -99.34%           --
December 31, 1987.......   8,335   250,000  250,000   6,066   1,543     -98.80       2,628.41%
December 31, 1988.......  12,503   250,000  250,000  10,375   5,851     -53.87         478.46
December 31, 1989.......  16,670   250,000  250,000  15,189  10,665     -25.04         217.17
December 31, 1990.......  20,838   250,000  250,000  15,977  11,504     -26.55         131.19
December 31, 1991.......  25,005   250,000  250,000  24,069  19,802      -8.59          90.59
December 31, 1992.......  29,173   250,000  250,000  31,267  27,360      -1.99          67.52
December 31, 1993.......  33,340   250,000  250,000  39,695  36,610       2.50          52.84
December 31, 1994.......  37,508   250,000  250,000  45,075  42,813       3.10          42.79
December 31, 1995.......  41,675   250,000  250,000  63,974  62,534       8.36          35.51
December 31, 1996.......  45,843   250,000  250,000  75,410  74,793       9.04          30.03
December 31, 1997.......  50,010   250,000  277,657  98,884  98,884      11.32          27.40
December 31, 1998.......  54,178   250,000  296,283 113,187 113,187      11.17          24.76
December 31, 1999.......  58,345   250,000  314,587 122,387 122,387      10.36          22.56

VIP OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,168   250,000  250,000   2,945     684     -85.89%           --
December 31, 1988.......   8,335   250,000  250,000   6,725   2,201     -64.07         689.91%
December 31, 1989.......  12,503   250,000  250,000  12,007   7,483     -24.45         266.39
December 31, 1990.......  16,670   250,000  250,000  14,825  10,301     -18.94         151.07
December 31, 1991.......  20,838   250,000  250,000  19,197  14,879     -11.32         100.99
December 31, 1992.......  25,005   250,000  250,000  19,616  15,503     -13.85          73.82
December 31, 1993.......  29,173   250,000  250,000  30,816  27,526      -1.48          57.04
December 31, 1994.......  33,340   250,000  250,000  33,846  31,379      -1.37          45.77
December 31, 1995.......  37,508   250,000  250,000  40,706  39,061        .82          37.74
December 31, 1996.......  41,675   250,000  250,000  48,755  47,933       2.56          31.76
December 31, 1997.......  45,843   250,000  250,000  57,361  57,361       3.74          27.15
December 31, 1998.......  50,010   250,000  250,000  67,423  67,423       4.57          23.51
December 31, 1999.......  54,178   250,000  255,403  99,665  99,665       8.48          20.85

VIP HIGH INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985...... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1985.......   4,168   250,000  250,000    3,757    1,496    -97.35%           --
December 31, 1986.......   8,335   250,000  250,000    7,650    3,126    -80.69       2,258.71%
December 31, 1987.......  12,503   250,000  250,000   10,735    6,212    -47.93         452.37
December 31, 1988.......  16,670   250,000  250,000   15,003   10,479    -25.14         210.23
December 31, 1989.......  20,838   250,000  250,000   17,180   12,725    -21.44         128.25
December 31, 1990.......  25,005   250,000  250,000   19,659   15,409    -17.58          89.03
December 31, 1991.......  29,173   250,000  250,000   29,460   25,621     -3.97          66.57
December 31, 1992.......  33,340   250,000  250,000   39,004   35,988      2.01          52.22
December 31, 1993.......  37,508   250,000  250,000   49,745   47,552      5.47          42.35
December 31, 1994.......  41,675   250,000  250,000   51,602   50,231      3.85          35.19
December 31, 1995.......  45,843   250,000  250,000   64,912   64,363      6.26          29.79
December 31, 1996.......  50,010   250,000  250,000   76,353   76,353      7.08          25.59
December 31, 1997.......  54,178   250,000  250,000   92,205   92,205      8.11          22.24
December 31, 1998.......  58,345   250,000  250,000   90,765   90,765      6.26          19.52
December 31, 1999.......  62,513   250,000  251,728  100,476  100,476      6.24          17.34

VIP II ASSET MANAGER SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 6, 1989....... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1989.......   4,168   250,000  250,000    3,575    1,313    -97.36%           --
December 31, 1990.......   8,335   250,000  250,000    7,080    2,556    -85.84       2,059.44%
December 31, 1991.......  12,503   250,000  250,000   11,810    7,287    -37.06         436.67
December 31, 1992.......  16,670   250,000  250,000   16,277   11,753    -18.69         205.92
December 31, 1993.......  20,838   250,000  250,000   22,839   18,383     -5.39         126.40
December 31, 1994.......  25,005   250,000  250,000   24,114   19,864     -8.19          88.04
December 31, 1995.......  29,173   250,000  250,000   31,271   27,433     -1.86          65.97
December 31, 1996.......  33,340   250,000  250,000   38,766   35,750      1.82          51.82
December 31, 1997.......  37,508   250,000  250,000   49,464   47,270      5.29          42.06
December 31, 1998.......  41,675   250,000  250,000   59,919   58,548      6.90          34.98
December 31, 1999.......  45,843   250,000  250,000   69,246   68,697      7.39          29.63

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $100,000 face amount and annual premiums of $1,700, paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and Back Bay Managed Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy with an Option 2 death benefit was issued with a $250,000 face amount and annual premiums of $4,168, paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and

Back Bay Managed Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 40
                       OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1983.......   1,700   100,000  100,126    1,478      573    -95.61%           --
December 31, 1984.......   3,400   100,000  100,061    2,584      774    -91.70       1,882.05%
December 31, 1985.......   5,100   100,000  101,737    5,664    3,855    -19.71         423.52
December 31, 1986.......   6,800   100,000  107,187   12,034   10,225     22.92         207.62
December 31, 1987.......   8,500   100,000  112,448   19,049   17,273     31.15         130.98
December 31, 1988.......  10,200   100,000  110,601   18,364   16,671     17.30          90.74
December 31, 1989.......  11,900   100,000  115,146   24,909   23,401     20.01          69.48
December 31, 1990.......  13,600   100,000  114,206   24,759   23,580     14.04          54.50
December 31, 1991.......  15,300   100,000  126,147   39,020   38,170     20.28          46.60
December 31, 1992.......  17,000   100,000  123,601   37,565   37,044     15.42          38.52
December 31, 1993.......  18,700   100,000  129,108   43,958   43,766     15.12          33.50
December 31, 1994.......  20,400   100,000  125,108   41,177   41,177     11.44          28.46
December 31, 1995.......  22,100   100,000  154,966   58,006   58,006     14.22          27.80
December 31, 1996.......  23,800   100,000  188,175   70,498   70,498     14.68          27.05
December 31, 1997.......  25,500   100,000  210,258   87,029   87,029     15.29          25.49
December 31, 1998.......  27,200   100,000  284,564  116,612  116,612     16.72          26.21
December 31, 1999.......  28,900   100,000  307,524  134,912  134,912     16.50          24.64

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT
                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1983.......   1,700   100,000  100,039    1,391      486    -97.26%           --
December 31, 1984.......   3,400   100,000  100,249    2,791      982    -85.88       1,884.92%
December 31, 1985.......   5,100   100,000  100,700    4,477    2,668    -42.60         421.01
December 31, 1986.......   6,800   100,000  101,237    6,240    4,431    -22.38         201.63
December 31, 1987.......   8,500   100,000  101,086    7,452    5,677    -17.03         124.33
December 31, 1988.......  10,200   100,000  101,466    9,127    7,434    -11.15          87.00
December 31, 1989.......  11,900   100,000  102,180   11,274    9,766     -5.94          65.53
December 31, 1990.......  13,600   100,000  102,683   13,210   12,031     -3.21          51.67
December 31, 1991.......  15,300   100,000  104,493   16,593   15,743       .66          42.37
December 31, 1992.......  17,000   100,000  105,369   18,840   18,319      1.53          35.43
December 31, 1993.......  18,700   100,000  107,109   22,061   21,869      2.89          30.33
December 31, 1994.......  20,400   100,000  105,596   22,095   22,095      1.36          25.89
December 31, 1995.......  22,100   100,000  109,210   27,656   27,656      3.46          23.00
December 31, 1996.......  23,800   100,000  109,795   29,714   29,714      3.17          20.30
December 31, 1997.......  25,500   100,000  111,937   33,653   33,653      3.68          18.23
December 31, 1998.......  27,200   100,000  113,749   37,455   37,455      3.95          16.45
December 31, 1999.......  28,900   100,000  112,934   38,135   38,135      3.23          14.72

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1983.......   1,700   100,000  100,032   1,394     489      -97.21%           --
December 31, 1984.......   3,400   100,000  100,158   2,705     896      -88.43       1,883.53%
December 31, 1985.......   5,100   100,000  100,288   4,059   2,250      -52.06         420.00
December 31, 1986.......   6,800   100,000  100,401   5,435   3,625      -32.36         200.77
December 31, 1987.......   8,500   100,000  100,532   6,869   5,094      -21.57         123.99
December 31, 1988.......  10,200   100,000  100,757   8,447   6,754      -14.56          86.70
December 31, 1989.......  11,900   100,000  101,175  10,252   8,744       -9.31          65.21
December 31, 1990.......  13,600   100,000  101,579  12,080  10,901       -5.82          51.38
December 31, 1991.......  15,300   100,000  101,820  13,786  12,936       -3.90          41.79
December 31, 1992.......  17,000   100,000  101,759  15,232  14,711       -3.02          34.76
December 31, 1993.......  18,700   100,000  101,549  16,580  16,388       -2.50          29.42
December 31, 1994.......  20,400   100,000  101,474  18,116  18,116       -2.05          25.28
December 31, 1995.......  22,100   100,000  101,695  19,979  19,979       -1.61          22.02
December 31, 1996.......  23,800   100,000  101,830  21,788  21,788       -1.30          19.35
December 31, 1997.......  25,500   100,000  102,016  23,692  23,692       -1.01          17.15
December 31, 1998.......  27,200   100,000  102,319  25,740  25,740        -.71          15.31
December 31, 1999.......  28,900   100,000  102,728  27,938  27,938        -.41          13.76

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1987.......   1,700   100,000  100,000   1,105     200      -95.91%           --
December 31, 1988.......   3,400   100,000  100,000   2,492     683      -80.44         990.78%
December 31, 1989.......   5,100   100,000  100,820   4,649   2,839      -31.58         319.10
December 31, 1990.......   6,800   100,000  100,393   5,471   3,662      -26.90         169.24
December 31, 1991.......   8,500   100,000  101,299   8,300   6,546       -9.68         110.10
December 31, 1992.......  10,200   100,000  102,230  10,003   8,330       -6.38          79.36
December 31, 1993.......  11,900   100,000  102,873  12,045  10,619       -3.11          60.78
December 31, 1994.......  13,600   100,000  102,392  13,170  12,074       -2.87          48.25
December 31, 1995.......  15,300   100,000  107,340  19,330  18,563        4.11          40.54
December 31, 1996.......  17,000   100,000  111,503  24,502  24,063        6.61          34.69
December 31, 1997.......  18,700   100,000  118,581  33,505  33,395        9.91          30.60
December 31, 1998.......  20,400   100,000  125,051  43,633  43,633       11.79          27.28
December 31, 1999.......  22,100   100,000  134,982  53,198  53,198       12.47          24.93

ZENITH BACK BAY MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1987.......   1,700   100,000  100,000   1,254     349      -90.62%           --
December 31, 1988.......   3,400   100,000  100,082   2,565     755      -77.94         991.34%
December 31, 1989.......   5,100   100,000  100,599   4,353   2,544      -36.76         318.71
December 31, 1990.......   6,800   100,000  100,553   5,621   3,811      -25.26         169.38
December 31, 1991.......   8,500   100,000  101,152   7,924   6,169      -11.84         110.02
December 31, 1992.......  10,200   100,000  101,759   9,574   7,902       -8.04          79.18
December 31, 1993.......  11,900   100,000  102,561  11,645  10,219       -4.16          60.69
December 31, 1994.......  13,600   100,000  101,806  12,502  11,405       -4.25          48.11
December 31, 1995.......  15,300   100,000  105,635  17,635  16,867        2.08          40.20
December 31, 1996.......  17,000   100,000  108,071  21,180  20,742        3.81          34.11
December 31, 1997.......  18,700   100,000  112,899  27,843  27,733        6.79          29.80
December 31, 1998.......  20,400   100,000  116,555  34,110  34,110        8.07          26.25
December 31, 1999.......  22,100   100,000  118,719  38,205  38,205        7.90          23.23

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1993.......   1,700   100,000  100,180   1,431     526     -82.58%           --
December 31, 1994.......   3,400   100,000  100,148   2,568     759     -77.72         987.30%
December 31, 1995.......   5,100   100,000  101,053   4,738   2,929     -30.02         318.82
December 31, 1996.......   6,800   100,000  101,805   6,714   4,905     -14.58         170.20
December 31, 1997.......   8,500   100,000  102,849   9,153   7,405      -5.13         110.81
December 31, 1998.......  10,200   100,000  101,564   9,425   7,759      -8.60          79.04
December 31, 1999.......  11,900   100,000  101,222  10,366   8,968      -7.74          60.25

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1993.......   1,700   100,000  100,176   1,424     519     -82.94%           --
December 31, 1994.......   3,400   100,000  100,100   2,541     731     -78.66         986.98%
December 31, 1995.......   5,100   100,000  101,174   4,859   3,049     -28.05         319.02
December 31, 1996.......   6,800   100,000  102,065   6,933   5,123     -12.69         170.42
December 31, 1997.......   8,500   100,000  104,277  10,596   8,848       1.51         111.56
December 31, 1998.......  10,200   100,000  106,558  14,245  12,580       6.63          80.92
December 31, 1999.......  11,900   100,000  107,438  16,538  15,140       6.55          62.07

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,000   1,203     298     -92.69%           --
December 31, 1995.......   3,400   100,000  100,374   2,935   1,125     -65.52         997.89%
December 31, 1996.......   5,100   100,000  101,244   5,093   3,283     -24.42         320.52
December 31, 1997.......   6,800   100,000  102,748   7,742   5,933      -6.22         171.46
December 31, 1998.......   8,500   100,000  101,720   8,482   6,728      -8.68         110.44
December 31, 1999.......  10,200   100,000  103,602  12,590  10,917       2.15          79.94

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,000   1,327     422     -99.98%           --
December 31, 1995.......   3,400   100,000  100,465   3,056   1,246     -90.79       3,109.77%
December 31, 1996.......   5,100   100,000  100,776   4,583   2,774     -46.87         506.58
December 31, 1997.......   6,800   100,000  101,764   6,828   5,018     -17.85         225.04
December 31, 1998.......   8,500   100,000  104,961  11,321   9,532       5.30         136.50
December 31, 1999.......  10,200   100,000  108,625  16,323  14,616      13.45          95.27

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,000   1,404     499     -99.93%           --
December 31, 1995.......   3,400   100,000  100,336   2,927   1,117     -94.20       3,106.16%
December 31, 1996.......   5,100   100,000  100,740   4,548   2,738     -47.46         506.47
December 31, 1997.......   6,800   100,000  101,313   6,377   4,568     -23.26         224.52
December 31, 1998.......   8,500   100,000  101,713   8,073   6,284     -13.90         134.38
December 31, 1999.......  10,200   100,000  100,997   8,695   6,988     -14.34          91.92

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,000   1,360     455     -99.96%           --
December 31, 1995.......   3,400   100,000  100,464   3,055   1,246     -90.81       3,109.77%
December 31, 1996.......   5,100   100,000  101,170   4,978   3,169     -37.48         507.78
December 31, 1997.......   6,800   100,000  102,658   7,722   5,913      -8.30         226.07
December 31, 1998.......   8,500   100,000  103,606   9,966   8,177      -1.78         135.62
December 31, 1999.......  10,200   100,000  105,091  12,788  11,082       3.10          93.74

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,027   1,439     534     -99.90%           --
December 31, 1995.......   3,400   100,000  100,154   2,745     936     -97.57       3,101.04%
December 31, 1996.......   5,100   100,000  100,243   4,051   2,241     -60.97         504.96
December 31, 1997.......   6,800   100,000  100,002   5,066   3,257     -42.35         222.99
December 31, 1998.......   8,500   100,000  100,184   6,544   4,755     -26.81         133.37
December 31, 1999.......  10,200   100,000  101,584   9,282   7,575     -11.25          92.19

ZENITH MFS INVESTORS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1999.......   1,700   100,000  100,001   1,257     353     -90.40%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1999.......   1,700   100,000  100,219   1,481     576     -80.04%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
March 3, 1997........... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1997.......   1,700   100,000  100,306   1,573     668     -67.53%           --
December 31, 1998.......   3,400   100,000  100,652   3,581   1,771     -40.25         776.61%
December 31, 1999.......   5,100   100,000  105,309  10,472   8,662      31.75         289.27

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                  MINIMUM                            INTERNAL RATE
                          TOTAL    DEATH   VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
November 9, 1998........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1998.......   1,700   100,000  100,007   1,516     611     -99.92%           --
December 31, 1999.......   3,400   100,000  100,270   3,126   1,317     -90.94       3,360.05%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1986.......   1,700   100,000  100,046   1,411     506     -99.51%           --
December 31, 1987.......   3,400   100,000  100,000   2,309     500     -99.55       2,583.90%
December 31, 1988.......   5,100   100,000  100,115   3,893   2,083     -61.90         473.23
December 31, 1989.......   6,800   100,000  100,494   5,652   3,843     -31.77         215.52
December 31, 1990.......   8,500   100,000  100,000   5,928   4,139     -32.22         129.91
December 31, 1991.......  10,200   100,000  100,525   8,886   7,179     -12.98          89.95
December 31, 1992.......  11,900   100,000  102,190  11,501   9,938      -5.62          67.59
December 31, 1993.......  13,600   100,000  103,856  14,544  13,310       -.58          53.34
December 31, 1994.......  15,300   100,000  104,153  16,456  15,551        .38          43.27
December 31, 1995.......  17,000   100,000  109,987  23,270  22,694       5.99          36.99
December 31, 1996.......  18,700   100,000  112,611  27,339  27,092       6.90          31.74
December 31, 1997.......  20,400   100,000  119,223  35,725  35,725       9.37          28.19
December 31, 1998.......  22,100   100,000  121,263  40,818  40,818       9.37          24.80
December 31, 1999.......  23,800   100,000  123,425  44,074  44,074       8.69          22.07

VIP OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,082     177     -91.38%      8,152.29%
December 31, 1988.......   3,400   100,000  100,038   2,469     660     -72.44         681.56
December 31, 1989.......   5,100   100,000  100,794   4,403   2,593     -31.33         264.75
December 31, 1990.......   6,800   100,000  100,514   5,423   3,613     -24.50         149.99
December 31, 1991.......   8,500   100,000  100,728   7,008   5,280     -15.89         100.38
December 31, 1992.......  10,200   100,000  100,000   7,134   5,489     -17.92          73.11
December 31, 1993.......  11,900   100,000  102,196  11,202   9,886      -4.73          57.10
December 31, 1994.......  13,600   100,000  101,882  12,267  11,280      -4.25          45.75
December 31, 1995.......  15,300   100,000  102,642  14,721  14,063      -1.72          37.87
December 31, 1996.......  17,000   100,000  103,988  17,588  17,259        .28          32.10
December 31, 1997.......  18,700   100,000  105,480  20,645  20,645       1.66          27.69
December 31, 1998.......  20,400   100,000  107,385  24,196  24,196       2.63          24.25
December 31, 1999.......  22,100   100,000  116,295  35,660  35,660       6.70          22.27

VIP HIGH INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985...... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1985.......   1,700   100,000  100,059    1,467      562    -98.02%           --
December 31, 1986.......   3,400   100,000  100,306    2,904    1,095    -86.55       2,227.47%
December 31, 1987.......   5,100   100,000  100,166    4,029    2,220    -55.57         447.62
December 31, 1988.......   6,800   100,000  100,505    5,589    3,779    -31.54         208.65
December 31, 1989.......   8,500   100,000  100,000    6,366    4,584    -26.84         127.00
December 31, 1990.......  10,200   100,000  100,000    7,248    5,548    -22.22          88.17
December 31, 1991.......  11,900   100,000  101,643   10,811    9,276     -7.67          66.46
December 31, 1992.......  13,600   100,000  103,678   14,260   13,054     -1.09          52.66
December 31, 1993.......  15,300   100,000  106,080   18,125   17,247      2.78          43.24
December 31, 1994.......  17,000   100,000  105,124   18,743   18,195      1.41          35.78
December 31, 1995.......  18,700   100,000  108,856   23,497   23,277      4.08          30.90
December 31, 1996.......  20,400   100,000  110,738   27,545   27,545      5.07          26.85
December 31, 1997.......  22,100   100,000  114,824   33,142   33,142      6.23          23.88
December 31, 1998.......  23,800   100,000  112,263   32,524   32,524      4.47          20.73
December 31, 1999.......  25,500   100,000  114,008   35,864   35,864      4.53          18.57

VIP II ASSET MANAGER SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 6, 1989....... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1989.......   1,700   100,000  100,003    1,395      490    -98.00%           --
December 31, 1990.......   3,400   100,000  100,087    2,684      875    -90.67       2,027.90%
December 31, 1991.......   5,100   100,000  100,466    4,425    2,616    -44.75         432.88
December 31, 1992.......   6,800   100,000  100,967    6,057    4,248    -24.93         204.86
December 31, 1993.......   8,500   100,000  101,920    8,455    6,673    -10.38         126.36
December 31, 1994.......  10,200   100,000  101,434    8,891    7,191    -12.47          87.81
December 31, 1995.......  11,900   100,000  102,474   11,482    9,946     -5.44          66.13
December 31, 1996.......  13,600   100,000  103,818   14,187   12,980     -1.22          52.30
December 31, 1997.......  15,300   100,000  106,154   18,035   17,158      2.64          42.96
December 31, 1998.......  17,000   100,000  107,691   21,785   21,236      4.55          36.03
December 31, 1999.......  18,700   100,000  109,440   25,094   24,875      5.25          30.83

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,426    3,804    1,542    -94.26%           --
December 31, 1984.......   8,335   250,000  250,547    6,852    2,328    -86.84       1,914.60%
December 31, 1985.......  12,503   250,000  255,319   15,166   10,642    -11.60         429.30
December 31, 1986.......  16,670   250,000  270,303   32,384   27,860     29.17         210.61
December 31, 1987.......  20,838   250,000  284,848   51,404   46,966     35.91         133.05
December 31, 1988.......  25,005   250,000  280,218   49,641   45,409     21.05          92.18
December 31, 1989.......  29,173   250,000  292,941   67,495   63,725     23.12          70.72
December 31, 1990.......  33,340   250,000  290,800   67,197   64,250     16.70          55.52
December 31, 1991.......  37,508   250,000  323,689  106,070  103,945     22.57          47.63
December 31, 1992.......  41,675   250,000  317,214  102,233  100,930     17.46          39.41
December 31, 1993.......  45,843   250,000  346,621  119,771  119,291     16.94          35.05
December 31, 1994.......  50,010   250,000  322,295  112,338  112,338     13.11          29.22
December 31, 1995.......  54,178   250,000  423,338  158,461  158,461     15.74          29.29
December 31, 1996.......  58,345   250,000  514,617  192,797  192,797     16.08          28.42
December 31, 1997.......  62,513   250,000  575,964  238,400  238,400     16.59          26.76
December 31, 1998.......  66,680   250,000  780,962  320,030  320,030     17.93          27.41
December 31, 1999.......  70,848   250,000  844,697  370,571  370,571     17.64          25.76

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,208    3,587    1,325    -96.29%           --
December 31, 1984.......   8,335   250,000  251,031    7,386    2,862    -79.93       1,917.59%
December 31, 1985.......  12,503   250,000  252,528   11,971    7,448    -34.90         426.58
December 31, 1986.......  16,670   250,000  254,283   16,787   12,263    -16.19         204.16
December 31, 1987.......  20,838   250,000  254,211   20,131   15,693    -11.99         125.91
December 31, 1988.......  25,005   250,000  255,596   24,745   20,513     -6.97          88.18
December 31, 1989.......  29,173   250,000  257,925   30,669   26,899     -2.43          66.49
December 31, 1990.......  33,340   250,000  259,713   36,040   33,092      -.19          52.50
December 31, 1991.......  37,508   250,000  265,107   45,393   43,268      3.26          43.14
December 31, 1992.......  41,675   250,000  267,991   51,670   50,367      3.86          36.14
December 31, 1993.......  45,843   250,000  273,280   60,643   60,163      4.98          31.01
December 31, 1994.......  50,010   250,000  269,656   60,870   60,870      3.31          26.51
December 31, 1995.......  54,178   250,000  280,205   76,366   76,366      5.25          23.63
December 31, 1996.......  58,345   250,000  282,437   82,229   82,229      4.86          20.90
December 31, 1997.......  62,513   250,000  289,043   93,350   93,350      5.26          18.83
December 31, 1998.......  66,680   250,000  294,892  104,240  104,240      5.46          17.06
December 31, 1999.......  70,848   250,000  293,284  106,287  106,287      4.67          15.30

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT
                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,190    3,594    1,333    -96.23%           --
December 31, 1984.......   8,335   250,000  250,792    7,160    2,636    -82.94       1,916.11%
December 31, 1985.......  12,503   250,000  251,429   10,857    6,334    -44.43         425.50
December 31, 1986.......  16,670   250,000  252,044   14,630   10,106    -26.00         203.24
December 31, 1987.......  20,838   250,000  252,735   18,578   14,140    -16.36         125.55
December 31, 1988.......  25,005   250,000  253,706   22,934   18,702    -10.23          87.86
December 31, 1989.......  29,173   250,000  255,234   27,930   24,161     -5.67          66.15
December 31, 1990.......  33,340   250,000  256,757   33,011   30,064     -2.70          52.19
December 31, 1991.......  37,508   250,000  257,863   37,781   35,656     -1.17          42.52
December 31, 1992.......  41,675   250,000  258,172   41,856   40,554      -.56          35.42
December 31, 1993.......  45,843   250,000  258,104   45,682   45,202      -.26          30.04
December 31, 1994.......  50,010   250,000  258,438   50,047   50,047       .01          25.86
December 31, 1995.......  54,178   250,000  259,633   55,347   55,347       .34          22.58
December 31, 1996.......  58,345   250,000  260,634   60,532   60,532       .54          19.89
December 31, 1997.......  62,513   250,000  261,829   66,023   66,023       .74          17.68
December 31, 1998.......  66,680   250,000  263,500   72,055   72,055       .98          15.84
December 31, 1999.......  70,848   250,000  265,321   78,350   78,350      1.19          14.29

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT
                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    2,913      651    -93.77%           --
December 31, 1988.......   8,335   250,000  250,426    6,684    2,160    -73.63       1,005.54%
December 31, 1989.......  12,503   250,000  252,941   12,537    8,013    -24.61         323.16
December 31, 1990.......  16,670   250,000  252,102   14,818   10,294    -21.22         171.30
December 31, 1991.......  20,838   250,000  254,903   22,562   18,175     -5.09         111.52
December 31, 1992.......  25,005   250,000  257,801   27,261   23,080     -2.53          80.47
December 31, 1993.......  29,173   250,000  259,945   32,903   29,339       .15          61.71
December 31, 1994.......  33,340   250,000  259,046   36,065   33,323      -.01          49.04
December 31, 1995.......  37,508   250,000  273,052   53,036   51,117      6.55          41.32
December 31, 1996.......  41,675   250,000  284,964   67,340   66,243      8.77          35.45
December 31, 1997.......  45,843   250,000  304,914   92,192   91,918     11.83          31.38
December 31, 1998.......  50,010   250,000  323,294  120,241  120,241     13.54          28.06
December 31, 1999.......  54,178   250,000  372,301  146,729  146,729     14.07          26.49

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,017    3,302    1,041    -87.45%           --
December 31, 1988.......   8,335   250,000  250,660    6,869    2,346    -71.06       1,006.19%
December 31, 1989.......  12,503   250,000  252,336   11,732    7,208    -29.88         322.74
December 31, 1990.......  16,670   250,000  252,522   15,211   10,687    -19.65         171.44
December 31, 1991.......  20,838   250,000  254,487   21,521   17,134     -7.27         111.43
December 31, 1992.......  25,005   250,000  256,498   26,073   21,892     -4.19          80.27
December 31, 1993.......  29,173   250,000  259,074   31,793   28,229      -.90          61.60
December 31, 1994.......  33,340   250,000  257,430   34,222   31,480     -1.38          48.88
December 31, 1995.......  37,508   250,000  268,366   48,377   46,458      4.54          40.96
December 31, 1996.......  41,675   250,000  275,533   58,213   57,117      6.00          34.83
December 31, 1997.......  45,843   250,000  289,304   76,636   76,362      8.75          30.52
December 31, 1998.......  50,010   250,000  299,937   94,054   94,054      9.85          26.96
December 31, 1999.......  54,178   250,000  306,507  105,530  105,530      9.56          23.91

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,656    3,783    1,521    -77.72%           --
December 31, 1994.......   8,335   250,000  250,845    6,891    2,367    -70.65       1,002.13%
December 31, 1995.......  12,503   250,000  253,555   12,769    8,245    -23.11         322.89
December 31, 1996.......  16,670   250,000  255,902   18,165   13,641     -9.06         172.35
December 31, 1997.......  20,838   250,000  259,042   24,807   20,437      -.73         112.28
December 31, 1998.......  25,005   250,000  255,964   25,665   21,501     -4.75          80.12
December 31, 1999.......  29,173   250,000  255,439   28,326   24,830     -4.40          61.13

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,647    3,765    1,503    -78.12%           --
December 31, 1994.......   8,335   250,000  250,722    6,822    2,299    -71.60       1,001.79%
December 31, 1995.......  12,503   250,000  253,890   13,103    8,580    -21.05         323.12
December 31, 1996.......  16,670   250,000  256,617   18,767   14,243     -7.14         172.59
December 31, 1997.......  20,838   250,000  262,922   28,728   24,358      5.89         113.09
December 31, 1998.......  25,005   250,000  269,494   38,722   34,559     10.26          82.15
December 31, 1999.......  29,173   250,000  272,292   45,058   41,562      9.62          63.08

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 2, 1994............. $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1994.......   4,168   250,000  250,000    3,175      913    -89.78%           --
December 31, 1995.......   8,335   250,000  251,443    7,861    3,338    -57.79       1,012.99%
December 31, 1996.......  12,503   250,000  254,082   13,730    9,206    -17.39         324.66
December 31, 1997.......  16,670   250,000  258,427   20,916   16,392      -.78         173.67
December 31, 1998.......  20,838   250,000  256,022   23,028   18,642     -4.16         111.87
December 31, 1999.......  25,005   250,000  261,500   34,266   30,085      5.86          81.09

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH    NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE      DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429         --             --
December 31, 1994.......   4,168   250,000  250,000   3,381   1,119      -99.96%           --
December 31, 1995.......   8,335   250,000  251,556   8,034   3,510      -84.72       3,170.09%
December 31, 1996.......  12,503   250,000  252,669  12,188   7,665      -38.44         513.50
December 31, 1997.......  16,670   250,000  255,624  18,284  13,760      -11.35         227.92
December 31, 1998.......  20,838   250,000  264,544  30,445  25,972       10.22         138.38
December 31, 1999.......  25,005   250,000  274,776  44,020  39,753       17.34          96.72

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH    NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE      DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429         --             --
December 31, 1994.......   4,168   250,000  250,044   3,575   1,313      -99.90%           --
December 31, 1995.......   8,335   250,000  251,208   7,686   3,162      -89.47       3,166.11%
December 31, 1996.......  12,503   250,000  252,573  12,093   7,569      -39.35         513.38
December 31, 1997.......  16,670   250,000  254,418  17,078  12,555      -16.68         227.36
December 31, 1998.......  20,838   250,000  255,818  21,719  17,246       -8.71         136.11
December 31, 1999.......  25,005   250,000  254,233  23,477  19,211       -9.95          93.13

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH    NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE      DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429         --             --
December 31, 1994.......   4,168   250,000  250,000   3,465   1,203      -99.94%           --
December 31, 1995.......   8,335   250,000  251,548   8,026   3,502      -84.83       3,170.00%
December 31, 1996.......  12,503   250,000  253,717  13,236   8,712      -29.01         514.78
December 31, 1997.......  16,670   250,000  258,009  20,669  16,145       -1.91         229.03
December 31, 1998.......  20,838   250,000  260,882  26,782  22,310        3.15         137.43
December 31, 1999.......  25,005   250,000  265,233  34,477  30,210        7.07          95.08

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH    NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE      DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429         --             --
December 31, 1994.......   4,168   250,000  250,132   3,663   1,401      -99.85%           --
December 31, 1995.......   8,335   250,000  250,730   7,208   2,684      -94.72       3,160.65%
December 31, 1996.......  12,503   250,000  251,249  10,768   6,245      -52.64         511.76
December 31, 1997.......  16,670   250,000  250,908  13,568   9,044      -35.36         225.72
December 31, 1998.......  20,838   250,000  251,707  17,607  13,135      -21.26         135.02
December 31, 1999.......  25,005   250,000  255,855  25,099  20,832       -6.87          93.42

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL   MINIMUM  VARIABLE                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- ------- -------- -------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429         --             --
December 31, 1999.......   4,168   250,000  250,206   3,347   1,085      -86.53%           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE      VALUE      DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1999.......   4,168   250,000  250,770    3,928    1,666    -74.49%           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
March 3, 1997........... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1997.......   4,168   250,000  251,007    4,180    1,919    -60.72%           --
December 31, 1998.......   8,335   250,000  252,217    9,633    5,109    -31.72         787.80%
December 31, 1999.......  12,503   250,000  264,984   28,177   23,653     38.94         293.29

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE      VALUE      DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998........ $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1998.......   4,168   250,000  250,062    3,835    1,573    -99.89%           --
December 31, 1999.......   8,335   250,000  251,012    8,180    3,657    -85.01       3,425.68%

VIP EQUITY-INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
October 9, 1986......... $ 4,168  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1986.......   4,168   250,000  250,181    3,592    1,330    -99.34%           --
December 31, 1987.......   8,335   250,000  250,000    6,066    1,542    -98.80       2,628.41%
December 31, 1988.......  12,503   250,000  250,933   10,372    5,849    -53.90         479.52
December 31, 1989.......  16,670   250,000  252,268   15,182   10,658    -25.08         218.20
December 31, 1990.......  20,838   250,000  250,108   15,969   11,496    -26.58         131.22
December 31, 1991.......  25,005   250,000  253,014   24,052   19,785     -8.62          91.13
December 31, 1992.......  29,173   250,000  257,903   31,231   27,324     -2.03          68.57
December 31, 1993.......  33,340   250,000  262,857   39,619   36,535      2.44          54.21
December 31, 1994.......  37,508   250,000  264,114   44,952   42,690      3.04          44.04
December 31, 1995.......  41,675   250,000  280,566   63,729   62,289      8.28          37.78
December 31, 1996.......  45,843   250,000  288,265   75,016   74,399      8.94          32.49
December 31, 1997.......  50,010   250,000  306,992   98,222   98,222     11.21          28.94
December 31, 1998.......  54,178   250,000  313,124  112,346  112,346     11.06          25.53
December 31, 1999.......  58,345   250,000  319,665  121,475  121,475     10.26          22.77

VIP OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,168   250,000  250,000   2,945     683     -85.89%           --
December 31, 1988.......   8,335   250,000  250,633   6,724   2,200     -64.09         691.01%
December 31, 1989.......  12,503   250,000  252,984  12,003   7,479     -24.48         268.06
December 31, 1990.......  16,670   250,000  252,542  14,814  10,290     -18.98         151.83
December 31, 1991.......  20,838   250,000  253,471  19,179  14,861     -11.36         101.67
December 31, 1992.......  25,005   250,000  250,566  19,594  15,481     -13.89          73.90
December 31, 1993.......  29,173   250,000  258,259  30,772  27,482      -1.52          57.98
December 31, 1994.......  33,340   250,000  257,833  33,776  31,309      -1.42          46.50
December 31, 1995.......  37,508   250,000  260,374  40,601  38,956        .77          38.56
December 31, 1996.......  41,675   250,000  264,568  48,594  47,772       2.50          32.76
December 31, 1997.......  45,843   250,000  269,181  57,115  57,115       3.67          28.32
December 31, 1998.......  50,010   250,000  274,998  67,053  67,053       4.49          24.87
December 31, 1999.......  54,178   250,000  300,286  98,974  98,974       8.39          22.94

VIP HIGH INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1985.......   4,168   250,000  250,237   3,757   1,496     -97.35%           --
December 31, 1986.......   8,335   250,000  251,148   7,648   3,124     -80.71       2,267.42%
December 31, 1987.......  12,503   250,000  251,062  10,731   6,208     -47.97         453.50
December 31, 1988.......  16,670   250,000  252,278  14,994  10,471     -25.18         211.22
December 31, 1989.......  20,838   250,000  251,227  17,168  12,712     -21.48         128.56
December 31, 1990.......  25,005   250,000  250,187  19,645  15,396     -17.62          89.06
December 31, 1991.......  29,173   250,000  256,486  29,431  25,592      -4.01          67.43
December 31, 1992.......  33,340   250,000  262,461  38,937  35,921       1.96          53.53
December 31, 1993.......  37,508   250,000  269,479  49,613  47,419       5.40          44.04
December 31, 1994.......  41,675   250,000  267,331  51,414  50,044       3.78          36.49
December 31, 1995.......  45,843   250,000  278,094  64,603  64,055       6.18          31.61
December 31, 1996.......  50,010   250,000  283,820  75,887  75,887       6.98          27.53
December 31, 1997.......  54,178   250,000  295,680  91,492  91,492       7.99          24.56
December 31, 1998.......  58,345   250,000  289,178  89,917  89,917       6.14          21.36
December 31, 1999.......  62,513   250,000  294,657  99,355  99,355       6.10          19.18

VIP II ASSET MANAGER SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,168  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1989.......   4,168   250,000  250,094   3,575   1,313     -97.36%           --
December 31, 1990.......   8,335   250,000  250,583   7,079   2,556     -85.85       2,063.39%
December 31, 1991.......  12,503   250,000  251,881  11,807   7,283     -37.09         438.59
December 31, 1992.......  16,670   250,000  253,533  16,267  11,743     -18.73         207.41
December 31, 1993.......  20,838   250,000  256,439  22,815  18,359      -5.44         128.00
December 31, 1994.......  25,005   250,000  255,484  24,078  19,828      -8.25          88.99
December 31, 1995.......  29,173   250,000  258,706  31,212  27,374      -1.92          67.10
December 31, 1996.......  33,340   250,000  262,775  38,670  35,654       1.75          53.15
December 31, 1997.......  37,508   250,000  269,614  49,298  47,104       5.21          43.76
December 31, 1998.......  41,675   250,000  274,271  59,656  58,285       6.81          36.77
December 31, 1999.......  45,843   250,000  279,568  68,857  68,309       7.29          31.53

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e. 1926-1945, 1927-1946, and so on through 1980-1999):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

  Over the 45 30-year time periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

  From 1926 through 1999 the average annual return for common stocks was 11.3%, compared to 5.6% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

                               ----------------

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1999.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------
            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                           GREATER
                                          5.01-      10.01-     15.01-      THAN
     HOLDING     NEGATIVE     0-5.00%     10.00%     15.00%     20.00%     20.00%
      PERIOD      RETURN      RETURN      RETURN     RETURN     RETURN     RETURN
     -------     --------     -------     ------     ------     ------     -------
      1 year       27%           4%        11%         7%        11%         40%
      5 years      10%          14%        14%        30%        19%         13%
     10 years       3%          10%        33%        24%        28%          2%
     20 years       0%           6%        31%        53%        10%          0%

--------

Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  You may purchase life insurance on the lives of the family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the policy's death benefit.

MORTGAGE PROTECTION

  You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

  During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the policy's death benefit.

KEY PERSON PROTECTION

  A business may purchase life insurance on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the policy's death benefit.

  Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED          QUALIFIED
                                   INSURANCE    ANNUITIES    IRA'S    PENSION
                                   ---------- ------------- -------- ---------
   Annual Contribution Limits         No         No         Yes       Yes
   Income Eligibility Limits          No         No         Yes**     No
   Borrowing Treated as Distribu-     No*        Yes        Loans     Yes,
    tions                                                   not       beyond
                                                            allowed   $50,000
   Income Ordering Rules (Income
    included in First
    Distribution)                     No*        Yes        Yes       Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***    Yes***
   Minimum Distribution Rules by      No         No         Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution        No         No         Yes       Yes
    Rules
   Anti-discrimination Rules          No         No         No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

This appendix is not tax advice. You should consult your own tax advisor for more complete information.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-
Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2)..........................
                   SHARES        COST
                  --------- --------------
Capital Growth
 Series.........  2,831,583 $1,086,202,933
Back Bay
 Advisors Bond
 Income Series..    738,049     79,337,797
Back Bay
 Advisors Money
 Market Series..  1,481,735    148,173,522
Westpeak Stock
 Index Series...    796,217    120,113,367
Back Bay
 Advisors
 Managed Series.    356,133     60,490,121
Goldman Sachs
 Midcap Value
 Series.........    303,945     41,326,387
Westpeak Growth
 and Income
 Series.........    476,840     86,077,139
Loomis Sayles
 Small Cap
 Series.........    494,133     72,214,392
Salomon Brothers
 U.S. Government
 Series.........     72,858        844,414
Loomis Sayles
 Balanced
 Series.........  1,214,912     18,213,928
Alger Equity
 Growth Series..  7,670,932    172,788,088
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,284,810     14,534,170
Davis Venture
 Value Series...  6,183,625    126,513,387
Salomon Brothers
 Bond
 Opportunities
 Series.........    104,337      1,267,848
MFS Investors
 Series.........     77,411        773,570
MFS Research
 Managers
 Series.........     78,902        806,954
VIP Equity-
 Income
 Portfolio......  6,551,702    126,034,149
VIP Overseas
 Portfolio......  5,064,896     87,116,523
VIP High Income
 Portfolio......  1,322,300     15,875,113
VIP II Asset
 Manager
 Portfolio......    707,988     11,460,518
                            --------------
Total...........            $2,270,164,320
                            ==============
Amount due and accrued (payable) from
 policy-related transactions, net........
Dividends receivable.....................
  Total Assets
LIABILITIES
Due to New England Life Insurance
 Company.................................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................
                                                                                               NEW ENGLAND ZENITH FUND
                  ------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH
                     CAPITAL         BOND        MONEY        STOCK                    MIDCAP        AND        SMALL
                      GROWTH        INCOME       MARKET       INDEX       MANAGED       VALUE      INCOME        CAP
                       SUB-          SUB-         SUB-         SUB-        SUB-         SUB-        SUB-        SUB-
                     ACCOUNT        ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2).. $1,230,974,235  $74,838,213 $148,173,522 $183,798,637 $70,090,490  $36,996,243 $94,643,283 $99,681,359
Capital Growth
 Series.........
Back Bay
 Advisors Bond
 Income Series..
Back Bay
 Advisors Money
 Market Series..
Westpeak Stock
 Index Series...
Back Bay
 Advisors
 Managed Series.
Goldman Sachs
 Midcap Value
 Series.........
Westpeak Growth
 and Income
 Series.........
Loomis Sayles
 Small Cap
 Series.........
Salomon Brothers
 U.S. Government
 Series.........
Loomis Sayles
 Balanced
 Series.........
Alger Equity
 Growth Series..
Morgan Stanley
 International
 Magnum Equity
 Series.........
Davis Venture
 Value Series...
Salomon Brothers
 Bond
 Opportunities
 Series.........
MFS Investors
 Series.........
MFS Research
 Managers
 Series.........
VIP Equity-
 Income
 Portfolio......
VIP Overseas
 Portfolio......
VIP High Income
 Portfolio......
VIP II Asset
 Manager
 Portfolio......
Total...........
Amount due and accrued (payable) from
 policy-related transactions,
 net...............     (136,071)      21,370      560,723       49,113     (11,519)      39,928       7,685      84,454
Dividends receivable..        --           --           --           --          --           --          --          --
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
  Total Assets     1,230,838,164   74,859,583  148,734,245  183,847,750  70,078,971   37,036,171  94,650,968  99,765,813
LIABILITIES
Due to New England Life Insurance
 Company...........   84,134,782    6,819,176   11,964,362   19,325,681   5,908,740    3,542,818   9,540,656  10,713,149
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.......   $1,146,703,382 $68,040,407 $136,769,883 $164,522,069 $64,170,231  $33,493,353 $85,110,312 $89,052,664
                  =============== =========== ============ ============ ============ =========== =========== ===========

                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
                                     INTERNATIONAL
   U.S.                    EQUITY       MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH       EQUITY        VALUE     OPPORTUNITIES INVESTORS  MANAGERS
   SUB-        SUB-         SUB-         SUB-          SUB-         SUB-        SUB-       SUB-
 ACCOUNT      ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT
----------  ----------- ------------ ------------- ------------ ------------- ---------  --------
 $787,592   $16,826,533 $225,065,146  $18,180,067  $164,917,275  $1,113,279   $794,240   $945,245
   10,965       157,461      236,677       96,973       124,826       5,544     (2,239)    (2,139)
       --            --           --           --            --          --         --         --
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
  798,557    16,983,994  225,301,823   18,277,040   165,042,101   1,118,823    792,001    943,106
   41,247     1,694,626   26,656,245    2,058,494    18,572,069      57,789     99,163    154,903
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
 $757,310   $15,289,368 $198,645,578  $16,218,546  $146,470,032  $1,061,034   $692,838   $788,203
 ========   =========== ============  ===========  ============  ==========   ========   ========
                                        VARIABLE
                                        INSURANCE
         VARIABLE INSURANCE             PRODUCTS
            PRODUCTS FUND                FUND II
-----------------------------------------------------------------
  EQUITY-                     HIGH        ASSET
   INCOME       OVERSEAS     INCOME      MANAGER
    SUB-          SUB-        SUB-        SUB-
  ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT       TOTAL
------------- ------------ ----------- ----------- --------------
$168,444,262  $138,980,751 $14,955,213 $13,218,146 $2,703,423,731
      (5,066)      101,197       2,344         592      1,342,818
          --            --          --          --             --
------------- ------------ ----------- ----------- --------------
 168,439,196   139,081,948  14,957,557  13,218,738  2,704,766,549
  16,380,286    12,743,559   1,476,634   1,448,557    233,332,936
------------- ------------ ----------- ----------- --------------
$152,058,910  $126,338,389 $13,480,923 $11,770,181 $2,471,433,613
============= ============ =========== =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                   MIDCAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                       VARIABLE
                                      INSURANCE
          VARIABLE INSURANCE           PRODUCTS
            PRODUCTS FUND              FUND II
---------------------------------------------------------------------------------------------------
  EQUITY-                    HIGH       ASSET
  INCOME      OVERSEAS      INCOME     MANAGER
   SUB-         SUB-         SUB-        SUB-
  ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
------------ ------------ ----------- ----------- -------------
$ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
  1,005,310      681,381      87,077      74,260    14,878,574
------------ ------------ ----------- ----------- -------------
  6,472,830    3,064,669   1,060,177     638,800   305,596,989
 39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
 42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
------------ ------------ ----------- ----------- -------------
  2,816,404   37,095,699    (308,348)    510,069    42,589,238
   (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
------------ ------------ ----------- ----------- -------------
  2,224,031   36,725,455    (259,642)    506,400    40,732,934
------------ ------------ ----------- ----------- -------------
$ 8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                   MIDCAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT      TOTAL
---------- ------------
$  835,511 $187,037,382
    50,140   10,697,110
---------- ------------
   785,371  176,340,272
   971,097  203,203,584
 1,247,559  390,670,172
---------- ------------
   276,461  187,466,588
     4,137    7,251,049
---------- ------------
   280,598  194,717,637
---------- ------------
$1,065,969 $371,057,909
=======    ========== ===========   =========   ===========   ========    =========== ========== ===========
========== ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 MIDCAP      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     VALUE      INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements

                                                                                                                   VARIABLE
                                                                                                                   INSURANCE
                                                                                         VARIABLE INSURANCE        PRODUCTS
                                                                                            PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------- ---------
                                           INTERNATIONAL
  SMALL        U.S.               EQUITY      MAGNUM       VENTURE       BOND        EQUITY-                HIGH     ASSET
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME   MANAGER
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-         SUB-         SUB-        SUB-      SUB-     SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ----------- ------------- ----------- ---------- -------- ---------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295 $528,401
   275,141     2,290     50,941    265,599      51,702       276,055      9,400        676,059    447,597   41,502   33,135
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 6,004,065     6,799    387,489  4,455,451     157,687     1,546,340     34,514      8,196,735  4,986,458  351,793  495,266
 3,059,565      (819)   236,625  2,084,389     136,191     2,398,023     (1,153)    16,409,989  9,502,216  362,600  547,647
 5,422,058    (1,916)   642,612  5,391,267    (155,006)   10,716,783     (2,256)    32,699,163 11,137,299  964,520  971,097
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)    8,318,760     (1,103)    16,289,174  1,635,083  601,920  423,450
    20,956         1     55,231     75,802       8,303        21,718        201        126,489     67,905   12,234    5,368
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)    8,340,478       (902)    16,415,663  1,702,988  614,154  428,818
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $ 9,886,818    $33,612    $24,612,398 $6,689,446 $965,947 $924,084
==========    ======   ======== ==========   =========   ===========    =======    =========== ========== ======== ========
----------------------------------------------------------------------------------



   TOTAL
------------
$231,072,203
   7,755,657
------------
 223,316,546
 194,486,245
 203,203,584
------------
   8,717,339
   2,491,649
------------
  11,208,988
------------
$234,525,534
============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MIDCAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                           VARIABLE
                                          INSURANCE
    VARIABLE INSURANCE                     PRODUCTS
      PRODUCTS FUND                        FUND II
-----------------------------------------------------------------------------------------
  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
    SUB-          SUB-         SUB-         SUB-
  ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
------------- ------------- ------------ ------------ ---------------
$  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
   2,224,031    36,725,455     (259,642)     506,400      40,732,934
------------- ------------- ------------ ------------ ---------------
   8,696,861    39,790,124      800,535    1,145,200     346,329,923
  26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
  (2,823,843)    1,086,949    1,354,057    1,384,413              --
 (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
------------- ------------- ------------ ------------ ---------------
   4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
------------- ------------- ------------ ------------ ---------------
  13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
 138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
------------- ------------- ------------ ------------ ---------------
$152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                      MIDCAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------------------------------------------------------------------------------
   ASSET
  MANAGER
   SUB-
  ACCOUNT        TOTAL
------------ ---------------
$   785,371  $  176,340,272
    280,598     194,717,637
------------ ---------------
  1,065,969     371,057,909
  1,626,307     516,501,076
  1,297,121              --
 (1,251,084)   (277,154,223)
------------ ---------------
  1,672,344     239,346,853
------------ ---------------
  2,738,313     610,404,762
  5,448,878   1,268,595,450
------------ ---------------
$ 8,187,191  $1,879,000,212
============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND          MONEY         STOCK                     MIDCAP                     SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE     GROWTH AND       CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                           ADVISER                             SUB-ADVISER
         ------           --------------------------------------- ------------------------------------
Capital Growth..........  CGM*                                                     --
Back Bay Advisors Money
 Market.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors Bond
 Income.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors
 Managed................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Westpeak Stock Index....  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Westpeak Growth and
 Income.................  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Goldman Sachs Midcap
 Value..................  New England Investment Management, Inc. Goldman Sachs Asset Management
Loomis Sayles Small Cap.  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Loomis Sayles Balanced..  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Morgan Stanley
 International Magnum     New England Investment Management, Inc. Morgan Stanley Dean Witter
 Equity.................                                          Investment Management Inc.
Davis Venture Value.....  New England Investment Management, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.     New England Investment Management, Inc. Salomon Brothers Asset
 Government.............                                          Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, Inc. Salomon Brothers Asset
                                                                  Management Inc
MFS Investors...........  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company
MFS Research Managers...  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,198,370 $241,707,039
   Back Bay Advisors Money Market Series.............   327,644,952  277,923,925
   Back Bay Advisors Bond Income Series..............    36,178,905   24,991,981
   Back Bay Advisors Managed Series..................    24,394,855   18,680,924
   Westpeak Stock Index Series.......................    81,767,015   38,818,677
   Westpeak Growth and Income Series.................    43,834,304   22,733,178
   Goldman Sachs Midcap Value Series.................    14,632,125   14,003,124
   Loomis Sayles Small Cap Series....................    32,520,472   28,114,874
   Loomis Sayles Balanced Series.....................    11,121,785    7,665,490
   Morgan Stanley International Magnum Equity Series.     8,500,269    5,336,590
   Davis Venture Value Series........................    74,752,030   39,161,371
   Alger Equity Growth Series........................   112,530,144   37,977,904
   Salomon Bothers U.S. Government Series............       728,153      711,346
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       504,155      619,331
   MFS Investors Series *............................       853,017       92,276
   MFS Research Managers Series *....................       869,163       29,781
   VIP Equity-Income Portfolio.......................    48,322,887   44,032,962
   VIP Overseas Portfolio............................    36,474,794   30,947,930
   VIP High Income Portfolio.........................    10,500,033    7,853,618
   VIP II Asset Manager Portfolio....................     6,412,123    3,587,782

*For the period April 30, 1999 (Commencement of Operations) to December 31,
1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %
Bond Income.............   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%
Money Market............   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %
Managed.................   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %
Growth and Income..................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %
Overseas...........................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %
Asset Manager...............................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %
Balanced.............................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%
International Magnum Equity..........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %
Venture Value........................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.61 %
Research Managers........................................................................................       19.52 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %
Bond Income.............   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%
Money Market............   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %
Managed.................   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%
Growth and Income..................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity Income......................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %
Overseas...........................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %
Asset Manager...............................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %
Balanced.............................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%
International Magnum Equity..........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %
Venture Value........................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.54 %
Research Managers........................................................................................       19.44 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %
Bond Income.............   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%
Money Market............   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %
Managed.................   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%
Growth and Income..................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %
Overseas...........................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %
Asset Manager...............................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %
Balanced.............................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%
International Magnum Equity..........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %
Venture Value........................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.44 %
Research Managers........................................................................................       19.32 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %
Bond Income.............   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%
Money Market............   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %
Managed.................   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%
Growth and Income..................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %
Overseas...........................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %
Asset Manager...............................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %
Balanced.............................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%
International Magnum Equity..........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %
Venture Value........................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.23 %
Research Managers........................................................................................       19.08 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %
Bond Income.............   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%
Money Market............   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %
Managed.................   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%
Growth and Income..................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %
Overseas...........................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %
Asset Manager...............................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %
Balanced.............................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%
International Magnum Equity..........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %
Venture Value........................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.34 %
Research Managers........................................................................................       19.20 %

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %
Bond Income.............   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %
Overseas...........................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %
Asset Manager...............................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.85 %
Research Managers........................................................................................       19.80 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Bond Income.............   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                     4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                          -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                              5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                   12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                   --------  -------- -------- --------  --------  --------
Small Cap...................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                                        5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                             12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                             -------- -------- --------  --------  --------
Equity Growth........................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                 6/28/96- 1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                                      12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                                      -------- --------  --------  --------
U.S. Government...............................................................     4.55%    8.47 %    7.61 %    0.17 %
Strategic Bond Opportunities..................................................     8.46%   11.07 %    2.04 %    1.44 %
                                                                                                              4/30/99-
SUB-ACCOUNT                                                                                                   12/31/99
-----------                                                                                                   --------
Investors................................................................................................       2.85 %
Research Managers........................................................................................      19.80 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                            1999        1998
                                                         ----------  ----------
ASSETS
Investments:
 Fixed Maturities, Available for Sale, at Estimated Fair
  Value................................................. $  735,697  $  769,364
 Equity Securities, at Fair Value.......................     22,685      13,240
 Policy Loans...........................................    181,995     135,800
 Short-Term Investments.................................     62,619      52,285
 Other Invested Assets..................................     16,798      16,372
                                                         ----------  ----------
    Total Investments...................................  1,019,794     987,061
Cash and Cash Equivalents...............................     84,371      43,598
Deferred Policy Acquisition Costs.......................    930,703     710,961
Accrued Investment Income...............................     29,940      21,802
Premiums and Other Receivables..........................    119,750     145,117
Other Assets............................................    105,982     111,067
Separate Account Assets.................................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL ASSETS........................................ $7,130,569  $5,277,989
                                                         ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................. $  614,927  $  561,746
Policyholder Account Balances...........................    325,385     210,242
Other Policyholder Funds................................    245,339     186,255
Policyholder Dividends Payable..........................        977         609
Short and Long-Term Debt................................     75,053      82,855
Income Taxes Payable:
 Current................................................        (77)     10,984
 Deferred...............................................     38,669      42,334
Due to Parent...........................................     72,247         789
Other Liabilities.......................................     64,717      78,721
Separate Account Liabilities............................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL LIABILITIES...................................  6,277,266   4,432,918
                                                         ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)

EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding.......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding......          0           0
Contributed Capital.....................................    647,273     647,273
Retained Earnings.......................................    214,528     177,859
Accumulated Other Comprehensive Income..................    (10,998)     17,439
                                                         ----------  ----------
    TOTAL EQUITY........................................    853,303     845,071
                                                         ----------  ----------
TOTAL LIABILITIES AND EQUITY............................ $7,130,569  $5,277,989
                                                         ==========  ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                       1999      1998     1997
                                                     --------  -------- --------
REVENUES
Premiums...........................................  $123,638  $100,689 $ 63,616
Universal Life and Investment-Type Product Policy
 Fees..............................................   220,841   173,766  145,157
Net Investment Income..............................    68,498    49,077   61,059
Investment Gains (Losses), Net.....................     2,922     5,610      890
Commissions, Fees and Other Income.................   265,891   192,411   28,302
                                                     --------  -------- --------
  TOTAL REVENUES...................................   681,790   521,553  299,024
                                                     --------  -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................   193,293   149,687  100,180
Interest Credited to Policyholder Account Balances.    10,721     7,735    6,220
Policyholder Dividends.............................    20,827    22,989   21,325
Other Operating Costs and Expenses.................   381,881   316,659  144,342
                                                     --------  -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS..............   606,722   497,070  272,067
                                                     --------  -------- --------
Income From Operations Before Income Taxes.........    75,068    24,483   26,957
Income Taxes.......................................    29,344    13,046    4,988
                                                     --------  -------- --------
NET INCOME.........................................  $ 45,724  $ 11,437 $ 21,969
                                                     --------  -------- --------
Other Comprehensive Income (Loss), Net of Tax:
 Unrealized Investment Gains (Losses) (Net of
  Related Offsets, Reclassification Adjustments and
  Income Taxes, of $45,376, $(299) and $(16,588),
  Respectively)....................................   (28,437)       92   13,620
                                                     --------  -------- --------
COMPREHENSIVE INCOME...............................  $ 17,287  $ 11,529 $ 35,589
                                                     ========  ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                    CAPITAL              ACCUMULATED
                                    STOCK &                 OTHER
                                  CONTRIBUTED RETAINED  COMPREHENSIVE
                                    CAPITAL   EARNINGS     INCOME      TOTAL
                                  ----------- --------  ------------- --------
BALANCES AT DECEMBER 31, 1996....  $402,242   $144,453    $  3,727    $550,422
Net Income.......................               21,969                  21,969
Change in Net Unrealized
 Investment Gains (Losses).......                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1997....   449,773    166,422      17,347     633,542
Net Income.......................               11,437                  11,437
Change in Net Unrealized
 Investment Gains (Losses).......                               92          92
Contributed Capital..............   200,000                            200,000
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1998....   649,773    177,859      17,439     845,071
Net Income.......................               45,724                  45,724
Preferred Stock Dividends........               (9,055)                 (9,055)
Change in Net Unrealized
 Investment Gains (Losses).......                          (28,437)    (28,437)
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1999....  $649,773   $214,528    $(10,998)   $853,303
                                   ========   ========    ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                  1999       1998       1997
                                                ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES.......... $(159,314) $(311,296) $(121,838)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Available for Sale Fixed Maturities..........   114,478    164,566    145,197
  Equity Securities............................     2,491     39,333     32,806
  Other, Net...................................        (1)       721        128
 Purchases of:
  Available for Sale Fixed Maturities..........  (157,761)  (184,810)  (326,059)
  Equity Securities............................    (9,590)   (80,066)         0
  Real Estate..................................    (3,251)    (3,644)         0
  Fixed Asset Property and Equipment...........         0     (1,459)      (101)
  Other Assets.................................      (302)       (89)         0
 Net Change in Short-Term Investments..........   (10,334)   (24,341)   128,616
 Net Change in Policy Loans....................   (46,195)   (31,017)   (28,520)
 Other, Net....................................    23,443      1,631        177
                                                ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES..........   (87,022)  (119,175)   (47,756)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.........................         0    200,000     46,681
 Dividends Paid................................    (9,055)         0          0
 Repayment of Debt.............................   (13,232)    (8,670)    (3,181)
 Policyholder Account Balances:
  Deposits.....................................   517,551    358,090    244,338
  Withdrawals..................................  (242,388)  (149,499)   (95,066)
 Financial Reinsurance Receivables.............    34,233          0      1,823
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......   287,109    399,921    194,595
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents............    40,773    (30,550)    25,001
Cash and Cash Equivalents, Beginning of Year...    43,598     74,148     49,147
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......... $  84,371  $  43,598  $  74,148
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................. $      87  $   3,830  $   1,495
                                                =========  =========  =========
 Income Taxes Paid............................. $  30,045  $  14,118  $   5,470
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                1999       1998       1997
                                              ---------  ---------  ---------
NET INCOME................................... $  45,724  $  11,437  $  21,969
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net........................................  (186,467)  (145,787)  (140,578)
 Change in Accrued Investment Income.........    (8,138)    (3,090)    (4,999)
 Change in Premiums and Other Receivables....    25,367    (82,081)   (57,095)
 Gains from Sales of Investments, Net........    (2,922)    (5,610)      (890)
 Depreciation and Amortization Expenses......    11,350     13,137     10,085
 Interest Credited to Policyholder Account
  Balances...................................    10,721      7,735      6,220
 Universal Life and Investment-Type Product
  Policy Fee Income..........................  (220,841)  (173,766)  (145,157)
 Change in Future Policy Benefits............    53,181     61,317     35,540
 Change in Other Policyholder Funds..........    59,084     73,814      6,309
 Change in Policyholder Dividends Payable....       368        188      5,701
 Change in Income Taxes Payable..............   (26,871)     2,358      1,674
 Other, Net..................................    80,130    (70,948)   139,383
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(159,314) $(311,296) $(121,838)
                                              =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1999      1998      1997
                                                   --------  --------  --------
   Balance at January 1........................... $710,961  $565,769  $434,636
   Capitalized during the year....................  216,913   182,943   157,670
                                                   --------  --------  --------
     Total........................................  927,874   748,712   592,306
   Amortization allocated to:
    Net realized investment gains.................     (616)   (5,282)        0
    Unrealized investment gains (losses)..........   33,276      (595)   (9,446)
    Other Expenses................................  (29,831)  (31,874)  (17,091)
                                                   --------  --------  --------
     Total amortization...........................    2,829   (37,751)  (26,537)
   Balance at December 31......................... $930,703  $710,961  $565,769
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

                        Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

        Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                     YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998      1997
                                                    ---------  ---------  --------
   Net Balance, January 1.......................... $  21,931  $       0  $   0
    Acquisitions...................................         0     23,498      0
    Amortization...................................    (2,350)    (1,567)     0
                                                    ---------  ---------  -----
   Net Balance, December 31........................ $  19,581  $  21,931  $   0
                                                    =========  =========  =====
   December 31
    Accumulated Amortization....................... $  (3,917) $  (1,567) $   0
                                                    =========  =========  =====

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
   Fixed maturities.............................. $ 54,490  $ 53,467  $ 50,348
   Equity securities.............................   13,896    (9,118)    4,915
   Real estate...................................      831     4,149       815
   Policy loans..................................    9,157     6,855     5,081
   Cash, cash equivalents and short-term
    investments..................................    3,494       861     4,160
   Other investment income.......................   (7,529)       76       591
                                                  --------  --------  --------
   Gross investment income.......................   74,339    56,290    65,910
   Investment expenses...........................   (5,841)   (7,213)   (4,851)
                                                  --------  --------  --------
   Net Investment income......................... $ 68,498  $ 49,077  $ 61,059
                                                  ========  ========  ========

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1999     1998     1997
                                                     ----------------  --------
   Fixed maturities................................. $   850 $ 10,899  $  (774)
   Equity securities................................       0        0    1,040
   Other invested assets............................   2,688       (7)      (8)
                                                     ------- --------  -------
     Subtotal.......................................   3,538   10,892      258
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs...............     616    5,282     (632)
                                                     ------- --------  -------
   Investment gains (losses), net................... $ 2,922 $  5,610  $   890
                                                     ======= ========  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
   Balance at January 1...........................  $ 17,439  $17,347  $ 3,727
    Change in unrealized investment gains
     (losses).....................................   (73,813)     391   30,207
    Change in unrealized investment gains (losses)
     attributable to:
     Deferred policy acquisition costs............    33,276     (595)  (9,446)
     Deferred income tax (expense) benefit........    12,100      296   (7,141)
                                                    --------  -------  -------
   Balance at December 31.........................  $(10,998) $17,439  $17,347
                                                    ========  =======  =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1999      1998      1997
                                                 --------  --------  --------
   Balance, end of year, comprised of:
    Unrealized investment gains (losses) on:
     Fixed maturities........................... $(35,205) $ 40,928  $ 41,706
     Equity securities..........................    3,511     1,191         0
     Other......................................        0         0        22
                                                 --------  --------  --------
                                                  (31,694)   42,119    41,728
   Amounts of unrealized investment gains
    (losses)
    Attributable to:
     Deferred policy acquisition costs..........   17,478   (15,798)  (15,202)
     Deferred income tax (expense) benefit......    3,218    (8,882)   (9,179)
                                                 --------  --------  --------
   Balance, end of year......................... $(10,998) $ 17,439  $ 17,347
                                                 ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST     GAIN     LOSS   FAIR VALUE
                                          --------- ---------------- ----------
DECEMBER 31, 1999
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. Government
  corporations and agencies.............. $ 33,909  $    20 $    439  $ 33,490
 Foreign governments.....................   20,748      201      581    20,368
 Corporate...............................  670,602    5,074   40,237   635,439
 Mortgage-backed securities..............   44,470      934      203    45,201
 Other...................................    1,199        0        0     1,199
                                          --------  ------- --------  --------
  Total Fixed Maturities................. $770,928  $ 6,229 $ 41,460  $735,697
                                          ========  ======= ========  ========
Equity Securities:
 Common stocks...........................   19,174    4,191      680    22,685
                                          --------  ------- --------  --------
  Total Equity Securities................ $ 19,174  $ 4,191 $    680  $ 22,685
                                          ========  ======= ========  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. government
  corporations and agencies.............. $ 27,260  $     91 $    47  $ 27,304
 Foreign governments.....................    1,679         0       0     1,679
 Corporate...............................  644,636    43,036   5,139   682,533
 Mortgage-backed securities..............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
  Total Fixed Maturities................. $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
 Common stocks...........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
  Total Equity Securities................ $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 15,910   $ 15,857
   Due after one year through five years...................   92,303     90,635
   Due after five years through ten years..................  131,438    130,492
   Due after ten years.....................................  486,807    453,512
                                                            --------   --------
     Subtotal..............................................  726,458    690,496
   Mortgage-backed securities..............................   44,470     45,201
                                                            --------   --------
     Total................................................. $770,928   $735,697
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                        1999     1998     1997
                                                       ------- -------- --------
   Fixed Maturities
    Proceeds.......................................... $64,925 $120,416 $110,301
    Gross realized gains.............................. $ 1,897 $ 10,901 $  1,036
    Gross realized losses............................. $ 1,047 $      2 $  1,810
   Equity Securities
    Proceeds.......................................... $ 2,491 $ 39,333 $ 32,806
    Gross realized gains.............................. $     0 $      0 $  1,344
    Gross realized losses............................. $     0 $      0 $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                     1999      1998      1997
                                                   --------  --------  --------
   Direct premiums................................ $163,159  $110,768  $ 30,975
   Reinsurance assumed............................   57,479    58,329    62,315
   Reinsurance ceded..............................  (97,000)  (68,408)  (29,674)
                                                   --------  --------  --------
   Net premiums earned............................ $123,638  $100,689  $ 63,616
                                                   ========  ========  ========

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1999      1998     1997
                                                     --------  --------  --------
   Balance at January 1............................. $  1,953  $    809  $    0
    Less: Reinsurance recoverables..................    1,565       647       0
                                                     --------  --------  ------
   Net balance at January 1.........................      388       162       0
                                                     --------  --------  ------
   Incurred related to:
    Current year....................................      472       303     173
    Prior years.....................................      (33)      (57)    (11)
                                                     --------  --------  ------
                                                          439       246     162
                                                     --------  --------  ------
   Paid related to:
    Current year....................................       23         2       0
    Prior years.....................................       19        18       0
                                                     --------  --------  ------
                                                           42        20       0
                                                     --------  --------  ------
   Balance at December 31...........................      785       388     162
    Add: Reinsurance recoverables...................    3,147     1,565     647
                                                     --------  --------  ------
   Balance at December 31........................... $  3,932  $  1,953  $  809
                                                     ========  ========  ======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                        CURRENT DEFERRED   TOTAL
                                                        ------- --------  -------
   1999
   Federal............................................. $20,910 $ 8,134   $29,044
   State and Local.....................................       0     300       300
                                                        ------- -------   -------
     Total............................................. $20,910 $ 8,434   $29,344
                                                        ======= =======   =======
   1998
   Federal............................................. $13,734 $  (788)  $12,946
   State and Local.....................................       0     100       100
                                                        ------- -------   -------
     Total............................................. $13,734 $  (688)  $13,046
                                                        ======= =======   =======
   1997
   Federal............................................. $ 8,473 $(3,772)  $ 4,701
   State and Local.....................................     316     (29)      287
                                                        ------- -------   -------
     Total............................................. $ 8,789 $(3,801)  $ 4,988
                                                        ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                           YEARS ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                      1999     1998     1997
                                                     -------  -------  -------
   Income before taxes.............................. $75,068  $24,483  $26,957
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................  26,274    8,569    9,435
   Tax effect of:
    Tax exempt investment income....................       0     (100)       0
    State and local income taxes....................     300      100   (1,013)
    Tax credits.....................................       0     (100)       0
    Prior year taxes................................     684        0        0
    Other, net......................................   2,086    4,577   (3,434)
                                                     -------  -------  -------
   Income Tax Expense............................... $29,344  $13,046  $ 4,988
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1999       1998
                                                          ---------  ---------
   Deferred tax assets:
    Policyholder liabilities............................. $ 233,504  $ 177,017
    Unrealized investment losses, net....................     3,218          0
    Other, net...........................................    15,035     15,453
                                                          ---------  ---------
     Total gross assets..................................   251,757    192,470
                                                          ---------  ---------
   Deferred tax liabilities:
    Investments..........................................      (216)    (1,068)
    Deferred policy acquisition costs....................  (267,249)  (208,881)
    Unrealized investment gains, net.....................         0     (8,882)
    Other, net...........................................   (22,961)   (15,973)
                                                          ---------  ---------
     Total gross liabilities.............................  (290,426)  (234,804)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (38,669) $ (42,334)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           1999      1998      1999      1998
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $252,487  $210,590  $ 48,987  $ 46,591
Service cost...........................     8,172     6,927       973       942
Interest cost..........................    18,488    15,878     3,351     3,267
Actuarial gain.........................   (15,914)   14,831    (3,214)    1,256
Divestitures...........................         0         0         0         0
Curtailments...........................         0         0         0         0
Terminations...........................         0         0         0         0
Change in benefits.....................         0    11,935         0       (10)
Benefits paid..........................    (8,444)   (7,674)   (3,475)   (3,059)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $254,789  $252,487  $ 46,622  $ 48,987
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $184,803  $150,820  $      0  $      0
Actual return on plan assets...........    25,300    28,309         0         0
Employer contribution..................     7,620    12,997         0         0
Benefits paid..........................    (7,500)   (7,323)        0         0
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $210,223  $184,803  $      0  $      0
                                         --------  --------  --------  --------
Over/(Under) funded....................  $(44,566) $(67,684) $(46,622) $(48,987)
Unrecognized net asset at transition...      (503)   (1,674)        0         0
Unrecognized net actuarial gains.......     7,681    34,350   (20,068)  (17,787)
Unrecognized prior service cost........    15,942    16,854        (8)       (9)
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $(66,698) $(66,783)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (2,675) $ (2,164) $      0  $      0
Non-qualified plan prepaid (accrued)
 pension cost..........................   (18,771)  (15,990)        0         0
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1999      1998      1999      1998      1999      1998
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $224,653  $226,717  $ 30,136  $ 25,770  $254,789  $252,487
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   210,223   184,803         0         0   210,223   184,803
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(14,430) $(41,914) $(30,136) $(25,770) $(44,566) $(67,684)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                          PENSION      OTHER
                                                         BENEFITS    BENEFITS
                                                         ----------  ----------
                                                         1999  1998  1999  1998
                                                         ----  ----  ----  ----
   Weighted average assumptions as of December 31,
   Discount rate........................................ 7.00% 7.25% 7.75% 7.00%
   Expected return on plan assets....................... 8.50% 8.50%   --    --
   Rate of compensation increase........................ 5.50% 4.50%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...    13%     (10%)
   Effect on accumulated postretirement benefit obligation...    11%     (10%)

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1999      1998      1997     1999    1998   1997
                            --------  --------  --------  ------  ------ ------
   Service cost............ $  8,172  $  6,927  $  5,310  $  973  $  942 $  885
   Interest cost...........   18,488    15,878    13,958   3,351   3,267  3,707
   Expected return on plan
    assets.................  (15,698)  (12,866)  (22,250)      0       0      0
   Net amortization and
    deferrals..............    1,322       669    11,092    (934)    167   (871)
                            --------  --------  --------  ------  ------ ------
   Net periodic benefit
    cost................... $ 12,284  $ 10,608  $  8,110  $3,390  $4,376 $3,721
                            ========  ========  ========  ======  ====== ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended
December 31, 1999, 1998 and 1997, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         GROSS
                                                      RENTAL SUB-RENTAL  RENTAL
                                                      INCOME   INCOME   EXPENSE
                                                      ------ ---------- --------
   2000..............................................  $31    $ 7,845   $ 14,738
   2001..............................................    0      7,854     14,042
   2002..............................................    0      7,864     13,413
   2003..............................................    0      8,026     13,822
   2004..............................................    0      8,206     12,836
   Thereafter........................................    0     26,319    117,722
                                                       ---    -------   --------
     Total...........................................  $31    $66,114   $186,573
                                                       ===    =======   ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197,
$203, and $33 were to be credited against premium taxes.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                  YEARS ENDED DECEMBER 31,
                                                -------------------------------
                                                  1999       1998       1997
                                                ---------  ---------  ---------
Compensation................................... $  96,887  $  86,822  $  58,754
Commissions....................................   205,463    166,218     77,351
Interest and debt expense......................     5,493      9,374      6,750
Amortization of policy acquisition costs.......    29,831     31,874     17,091
Capitalization of policy acquisition costs.....  (216,913)  (182,943)  (157,670)
Rent expense, net of sub-lease income..........     5,550      4,252      4,473
Insurance taxes, licenses, and fees............    21,253     21,802     15,002
Other..........................................   234,317    179,260    122,591
                                                ---------  ---------  ---------
  Total........................................ $ 381,881  $ 316,659  $ 144,342
                                                =========  =========  =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   ASSETS
   Fixed maturities......................................... $735,697  $735,697
   Equity securities........................................   22,685    22,685
   Policy loans.............................................  181,995   181,995
   Short-term investments...................................   62,619    62,619
   Cash and cash equivalents................................   84,371    84,371
   LIABILITIES
   Policyholder account balances............................   84,037    82,765
   Other policyholder funds.................................      525       525
   Short and long-term debt.................................   75,053    75,053

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed maturities......................................... $769,364  $769,364
   Equity securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................      646       646
   Short and long-term debt.................................   82,855    82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 399,864  $ 456,525  $ 307,290
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (435,980)  (336,821)  (279,510)
     Deferred policy acquisition costs........   930,703    710,961    565,769
     Deferred federal income taxes............   (38,669)   (42,334)   (42,066)
     Valuation of investments.................   (46,890)    53,514     56,873
     Statutory asset valuation reserves.......    13,514     10,636      8,388
     Statutory interest maintenance reserve...       462        816        571
     Surplus notes............................   (75,053)   (69,560)   (64,016)
     Receivables from reinsurance
      transactions............................     5,049     26,004     27,519
     Other, net...............................   100,303     35,330     52,724
                                               ---------  ---------  ---------
   GAAP equity................................ $ 853,303  $ 845,071  $ 633,542
                                               =========  =========  =========

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (40,928) $ (28,043) $ (37,358)
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (295,868)  (196,754)  (311,588)
     Deferred policy acquisition costs........   186,497    135,788    139,947
     Deferred federal income taxes............      (580)       688      3,801
     Valuation of investments.................    13,681    (13,490)         0
     Statutory interest maintenance reserve...      (354)       245        342
     Other, net...............................   183,276    113,003    226,825
                                               ---------  ---------  ---------
   GAAP net income............................ $  45,724  $  11,437  $  21,969
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and $600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997,
respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1999
                          -------------------------------------------------------------------
                                                             GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP     LIFE,        AND
                             LIFE      ANNUITY    PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  --------  ------------ ----------
REVENUES
Premiums................  $   63,358  $        0  $     15  $ 28,652    $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369         0           0      220,841
Net Investment Income...     (31,181)       (108)      (13)      167      99,633       68,498
Investment Gains
 (Losses), Net..........         402           1         0        (1)      2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610     196,192      265,891
                          ----------  ----------  --------  --------    --------   ----------
  Total Revenues........     257,656      23,372     7,376    63,428     329,958      681,790

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814      40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30        (963)      10,721
Policyholder Dividends..       1,739           0         0       (32)     19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326     189,067      381,881
                          ----------  ----------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     263,743      28,073     7,529    60,138     247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290      82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244      28,332       29,344
                          ----------  ----------  --------  --------    --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046    $ 54,387   $   45,724
                          ==========  ==========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539    $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349           0    4,840,029
Liabilities
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936     517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349           0    4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                                      CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)          0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202     264,392      521,553

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83         0          51        7,735
Policyholder Dividends..       1,135          4         0         3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716           0    3,258,383
Liabilities
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716           0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP        AND
                             LIFE     ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0  $ 3,743     $ 32,642   $   63,616
Universal Life and
 Investment-Type Product
 Policy Fees............     139,235     4,732       486      704            0      145,157
Net Investment Income...      31,905      (270)      (20)    (118)      29,562       61,059
Investment Gains
 (Losses), Net..........         523         0         0        0          367          890
Commissions, Fees and
 Other Revenues.........       9,542     3,253       266    4,383       10,858       28,302
                          ----------  --------  --------  -------     --------   ----------
  Total Revenues........     208,405     7,746       732    8,712       73,429      299,024

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0    3,827       21,912      100,180
Interest Credited to
 Policyholder Account
 Balances...............       5,371       664       149        0           36        6,220
Policyholder Dividends..         507         1         0        0       20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092    6,745       26,064      144,342
                          ----------  --------  --------  -------     --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241   10,572       68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)  (1,860)       4,600       26,957
Income Taxes............       2,701    (1,203)     (504)    (447)       4,441        4,988
                          ----------  --------  --------  -------     --------   ----------
Net Income..............  $   30,152  $ (5,924) $ (1,005) $(1,413)    $    159   $   21,969
                          ==========  ========  ========  =======     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  498,208  $ 24,226  $  1,347  $   877     $ 41,111   $  565,769
Separate Account Assets.   1,426,347   450,441   111,437        0            0    1,988,225
Liabilities
Policyholder
 Liabilities............     258,880    20,476       197    6,398      463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437        0            0    1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Variable Whole Life Prospectus dated May 1, 2000. This Variable Life Policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus consisting of 143 pages.

     The undertaking to file reports.

     The Rule 484 Undertaking.

     Representations.

     The signatures.

     Written consents of the following persons:

          H. James Wilson, Esq. (see Exhibit 3(i) below)
          James J. Reilly, Jr., F.S.A., M.A.A.A.
               (see Exhibit 3(ii) below)
          Sutherland, Asbill & Brennan LLP (see Exhibit 6 below)
          Independent Auditors (see Exhibit 11 below)

     The following exhibits:

     1.A. (1)  January 31, 1983 resolution of the Board of Directors of NEVLICO **
          (2)  None
          (3)  (a)     Distribution Agreement between NEVLICO and
                       NELESCO ***
               (b)(i)  Form of Contract between NELICO and its
                       General Agents **
                  (ii) Form of contract between NELICO and its  Agents ***
                  (c)  Commission Schedule for Policies +
                  (d)  Specimen of contract among NES, NELICO and
                         other broker dealers *
          (4)          None

          (5)  (a)  Specimen of Policy ##
               (b)  Riders ***
               (c)  Acceleration of Benefits Rider ###
               (d)  Benefits for Disability of Insured Rider *
          (6)  (a)  Amended and restated Articles of Organization  of NELICO ##
               (b)  Amended and restated By-Laws *
               (c)  Amendments to the Amended and restated Articles of
                      Organization ++++
          (7)       None
          (8)       None
          (9)       None
          (10) (a)  Specimen of Application for Policy ##
               (b)  Additional specimen of application +++
     2.    See Exhibit 3(i)
     3.(i) Opinion and Consent of H. James Wilson, Esquire*

       (ii)Opinion and Consent of James J. Reilly, Jr.,    F.S.A., M.A.A.A.

     4.    None
     5.    Inapplicable
     6.    Consent of Sutherland Asbill & Brennan LLP
     7.(i) Powers of Attorney ##
       (ii)Power of Attorney of James M. Benson, Robert H. Benmosche and Catherine A. Rein ++

       (iii) Power of Attorney of David Y. Rogers @
     8.    Inapplicable
     9.    Inapplicable
     10.   Inapplicable
     11.   Consent of Independent Auditors
     12.   Schedule for computation of performance quotations ***
     13.(i)Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) ***

        (ii)Second Addendum to Consolidated Memorandum +++++
     14.(i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable
              Life Insurance Company ***
        (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Company Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
        (iii) Participation Agreement among Variable Products Fund II,
              Fidelity Distributors Corporation and New England Variable Insurance Life Insurance Company #

        (iv) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company @@
_________
 # Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

 ## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

 ### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File 33-52050, filed April 30, 1997.

 * Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 30, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

 @ Incorporated herein by reference to the Post-Effective Amendment No.11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Metropolitan Series Fund, Inc. Registration Statement on Form N-1A (File No. 2-80751) filed on April 6, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.

                            New England Variable Life
                                Separate Account
                                (Registrant)

                            By: New England Life Insurance
                                    Company
                                    (Depositor)

                            By: H. James Wilson
                                -----------------
                                H. James Wilson
                                Executive Vice President and
                                General Counsel

Attest:


/s/ Marie C. Swift
------------------
    Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2000.


                               New England Life Insurance Company
(Seal)

                               By:  H. James Wilson
                                    ---------------
                                    H. James Wilson
Attest: /s/ Marie C. Swift          Executive Vice President and
        ------------------          General Counsel
        Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2000.


        *                                  Chairman, President and Chief
----------------------                           Executive Officer
James M. Benson

        *
----------------------                                Director
Robert H. Benmosche

        *
----------------------                                Director
Susan C. Crampton

        *
----------------------                                Director
Edward A. Fox

        *
----------------------                                Director
George J. Goodman

        *
----------------------                                Director
Evelyn E. Handler

        *
----------------------                                Director
Philip K. Howard

        *
----------------------                                Director
Bernard A. Leventhal

        *
----------------------                                Director
Thomas J. May

        *
----------------------                                Director
Stewart G. Nagler

        *
----------------------                                Director
Catherine A. Rein


        *
----------------------                       Executive Vice President,
David Y. Rogers                             Chief Financial Officer and
                                              Chief Accounting Officer

        *
----------------------                                Director
Rand N. Stowell


                                          By: /s/ Anne M. Goggin
                                              -------------------
                                              Anne M. Goggin, Esq.
                                                Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999 and Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050,on April 26, 2000.

                                 EXHIBIT LIST

                                                         Sequentially
Exhibit Number               Title                       Numbered Page*
--------------               -----                       --------------


     3(ii)           Opinion and Consent of
                     James J. Reilly, Jr., F.S.A., M.A.A.A.

     6.              Consent of Sutherland Asbill & Brennan LLP

     11.             Consent of Independent Auditors

_________
*  Page numbers inserted on manually-signed copy only.